SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
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PRELIMINARY MATERIALS

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
17782 Sky Park Circle
Irvine, California 92614
1-714-662-5565

___________, 2019

Dear Holders of Units of Limited Partnership Interest (“Limited Partners”):

Enclosed please find a Consent Card for you to complete and forward. In the alternative, you may vote via the Internet or the telephone.

You own Units of Limited Partnership Interest in WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership (the “Partnership”). We are writing to request your consent to authorize WNC & Associates, Inc., as the general partner of the Partnership, to sell an investment asset of the Partnership. Upon the sale, we would wind up the Partnership’s affairs and we would terminate the Partnership.

In connection with the Proposal, attached are a Notice for Action by Written Consent, a Consent Solicitation Statement, which contains important information relating to the Proposal, and a Consent Card with a return envelope. You are urged to read the Consent Solicitation Statement carefully. If you are in doubt as to how to deal with the matters described in the Consent Solicitation Statement you should consult your financial advisor.

If you want your vote to be represented, you should vote via the Internet or the telephone or complete the enclosed Consent Card and sign, date and return it promptly in the enclosed postage-paid envelope, or in another manner set forth in the section of the attached Consent Solicitation Statement entitled “Voting Rights and Procedures.” Please note that this solicitation will expire no later than 5:00 p.m. (Pacific Time), on _________, 2019, unless extended.

Sincerely,

WNC & Associates, Inc.,
General Partner

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS: APPROVED OR DISAPPROVED OF THE PROPOSAL; PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSAL; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

714.662.5565 x600 714.662.4412 F 17782 Sky Park Circle, Irvine, California 92614
wncinc.com

PRELIMINARY MATERIALS

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

NOTICE FOR ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

To the Limited Partners of WNC Housing Tax Credit Fund VI, L.P., Series 7 (the “Partnership”):

We are writing to request your consent to sell an investment of the Partnership.

Because you are a holder of one or more units in the Partnership, we are asking for your consent to the Proposal. Please carefully review the information in the enclosed Consent Solicitation Statement before voting. If you have any questions or require assistance in voting via the Internet or the telephone or in completing and forwarding the enclosed Consent Card, please call WNC & Associates, Inc. at 1-714-662-5565 x600.

DATED ___________, 2019 at Irvine, California.

WNC & Associates, Inc.,
General Partner

IMPORTANT: YOUR PARTICIPATION IS VERY IMPORTANT. PLEASE EITHER VOTE (1) VIA THE INTERNET OR THE TELEPHONE, OR (2) COMPLETE THE ENCLOSED CONSENT CARD AND SIGN, DATE AND RETURN IT PROMPTLY BY (A) EMAIL PDF, (B) USPS MAIL OR (C) FAX. FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.

PRELIMINARY MATERIALS

CONSENT SOLICITATION STATEMENT

PROPOSED ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS OF
WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

____________________________, 2019

INTRODUCTION AND SUMMARY

General

This Consent Solicitation Statement is being furnished to holders (the “Limited Partners”) of Units of Limited Partnership Interest (the “Units”) in WNC Housing Tax Credit Fund VI, L.P., Series 7, a California limited partnership (the “Partnership”), in connection with the solicitation of approval for the sale of the last of the Partnership’s investment assets (the “Proposal”).

The sole general partner of the Partnership is WNC & Associates, Inc., a California corporation (the “MGP”).

The Partnership is governed by its First Amended and Restated Agreement of Limited Partnership dated as of April 1, 1999, as amended by the First Amendment thereto dated as of August 25, 2008 (the “Partnership LPA”).

Dissolution and Termination

The Partnership invested in 13 limited partnerships or limited liability companies (the “Local Limited Partnerships”) which owned apartment complexes for low-income tenants (the “Apartment Complexes”). The Partnership’s interests in Local Limited Partnerships are referred to as “Local Limited Partnership Interests” herein, and the general partners or managing members of the Local Limited Partnerships are referred to as “Local General Partners” herein.

All but two of the Partnership’s investment assets have been sold. The sale of one of those (Pierce Street Partners Limited Partnership, an Iowa limited partnership, referred to herein as “Pierce Street”), is required pursuant to the Settlement Agreement described below. It is expected that settlement thereunder will occur in October 2019, although there can be no assurance in this regard. The other remaining Local Limited Partnership is Timberwolf Townhomes Limited Partnership; a Minnesota limited partnership (“TTLP”). Upon approval of the Proposal, we will seek to sell the TTLP investment asset (either through a sale by the Partnership of its Local Limited Partnership Interest in TTLP or through the sale by TTLP of its Apartment Complex). The interest of WNC Housing, L.P., a California limited partnership (the “Special Limited Partner”) in TTLP would be sold concurrently. Because the TTLP investment asset will be sold after the disposition of the Pierce Street investment asset, on such date as TTLP is sold, the Partnership would be dissolved (the “Dissolution”). Upon Dissolution, the Partnership would be wound up, which means that net disposition proceeds from TTLP, if any, and any other Partnership funds would be used to pay Partnership obligations and liabilities, including accrued fees and unpaid loans to the MGP, and the remaining cash, if any, would be distributed in the manner set forth in the Partnership LPA. Cash distributions are expected. As discussed below, the TTLP Apartment Complex is believed to be “underwater,” and cash distributions will be from cash on hand and not from the sale of the TTLP investment asset. We will then file a Certificate of Cancellation with the California Secretary of State, whereupon, or at such later time as may be specified in the Certificate of Cancellation, the Partnership will be terminated and will cease to exist (the “Termination”). As part of the Dissolution and Termination process, the registration of the Units under the Securities Exchange Act of 1934 would be terminated.

Our goal is the disposition of the TTLP investment asset during 2019. The Partnership is negotiating a sale transaction. However, consents of third parties to a disposition may be required. Accordingly, there can be no assurance that a sale will occur in 2019.

THE PROPOSAL WOULD NOT PERMIT THE SALE OF TTLP TO THE MGP OR AN AFFILIATE OF THE MGP. THE PROPOSAL WOULD PERMIT THE SALE OF TTLP TO ONE OR MORE OF THE LOCAL GENERAL PARTNERS (OR AN AFFILIATE) OF TTLP.

QUESTIONS AND ANSWERS ABOUT THIS

CONSENT SOLICITATION STATEMENT AND THE PROPOSAL

Q: Why have I received this Consent Solicitation Statement?

A: You have received this Consent Solicitation Statement because the Partnership LPA does not permit the Partnership to sell at one time all or substantially all of the Partnership’s assets without the approval of the Limited Partners. You are entitled to vote because, according to the records of the Partnership, you owned Units on ___________, 2019.

Q: What does the Proposal involve?

A: We are proposing to sell the Partnership’s remaining investment asset. In addition, the MGP intends to pay or make provision for all Partnership obligations and liabilities to the extent of the Partnership’s cash balances, and terminate the Partnership.

Q: Will I receive any distributions under the Proposal?

A. The MGP thinks that you will receive distributions from the Proposal.

Q: How can the Proposal be approved?

A: The Proposal will be approved with the consent of a majority-in-interest of all Limited Partners.

Q: How will proceeds from the sale of the TTLP Apartment Complex or Local Limited Partnership Interest be used?

A: In accordance with the Partnership LPA, any Partnership cash will be used for the payment of debts and obligations, including debts and obligations owed to the MGP, and thereafter to make a distribution.

Q: Why is the MGP proposing to sell the Partnership’s investment asset at this time?

A: The MGP is recommending the Proposal. Reasons for the recommendation include:

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The sale of TTLP or the Dissolution may allow Limited Partners to use their unused passive losses.
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The Dissolution and Termination will eliminate the need for Limited Partners to include on their individual tax returns Schedule K-1 activity with respect to the Partnership.
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The TTLP Apartment Complex no longer produces tax credits, which was a principal benefit of investing in the Local Limited Partnership. TTLP will be the last remaining Local Limited Partnership just prior to the sale of TTLP.
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It is now possible to sell the Apartment Complex or the Local Limited Partnership Interest without a recapture of prior tax credits.
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A third party opinion of value of the TTLP Apartment Complex as set forth in the most recent restricted appraisal is described below. That Apartment Complex is considered to be significantly underwater.
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Under the terms of the TTLP governing partnership agreement, the TTLP Local General Partners hold (i) an option to purchase the Local Limited Partnership Interest and the interest of the Special Limited Partner in TTLP (the “Option”); and (ii) a right of first refusal to purchase such interests.

●
The Partnership has enough cash to pay its obligations for the foreseeable future. However, the Partnership’s only continuing revenue is the annual reporting fee and/or distributions it receives from TTLP. TTLP is required to pay an annual reporting fee of $750 and annual distributions to the Partnership pursuant to the TTLP governing partnership agreement. The Partnership has waived the fee for at least the last two years and no distributions have been paid by TTLP for at least the last two years. Accordingly, the Partnership’s continued ownership of the TTLP investment asset would have the effect of depleting the Partnership’s cash over time. The Partnership’s accrued and current expenses are set forth in “FINANCIAL INFORMATION - Selected Financial Data” and Exhibit B below.
●
The Partnership was intended only to hold its investments for a single cycle of acquisition, generation of credits and disposition, and the Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership cannot make capital improvements or otherwise invest to continue its ownership of the TTLP Local Limited Partnership to generate any additional economic benefit from future tax credits.
●
The TTLP Apartment Complex is aging and the need for capital improvements and upgrades exists or may arise.
●
Maintenance and administrative expenses associated with an aging Apartment Complex may increase.

See “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS” below for a more extensive discussion of the obligations of the Local Limited Partnerships and the Partnership.

We believe that in the case of the majority of Limited Partners, primary benefits of a sale of TTLP will be (i) the elimination of a Partnership Schedule K-1 for the Partnership, and (ii) the tax benefits associated with freeing up previously suspended passive activity losses. A relatively small amount of cash per Unit may be distributed upon Dissolution. Assuming that an individual Limited Partner has held his or her Units since the Partnership’s initial offering, and that the Partnership’s passive activity losses have only been used by the Limited Partner to offset any previous passive activity income/gain from the Partnership, the MGP estimates that a sale and Termination will free up previously suspended passive activity losses to offset any taxable income and gain from a sale and Termination, and perhaps other income of the Limited Partner. However, each Limited Partner should consult his or her personal tax advisor to determine the actual amount, if any, of passive activity losses which the Limited Partner may have suspended.

At conclusion of its acquisition phase, the Partnership had investments in 13 Local Limited Partnerships. Today the Partnership retains an interest in two of those Local Limited Partnerships. The Partnership’s third party expenses, consisting primarily of audit, tax and Securities and Exchange Commission reporting, generally do not decrease in proportion to the number of properties sold or transferred, although such expenses decrease to some extent.

Q: How does this impact my need to file a Schedule K-1?

A: You will get a final K-1 on Dissolution. A sale under the Proposal will afford the Limited Partners an exit strategy. There are few other opportunities to liquidate an investment in Units due to the absence of an established market for the Units.

Q: Does the MGP recommend that I consent to the Proposal?

A: Yes. The MGP recommends that Limited Partners consent to the Proposal by marking the box entitled “FOR” with respect to the Proposal on the enclosed Consent Card and returning the Consent Card promptly in accordance with the voting procedures described in “VOTING RIGHTS AND PROCEDURES” below. The MGP, however, has conflicts of interest in recommending the Proposal. For additional information regarding our conflicts of interest, see “SPECIAL FACTORS” below.

Q: What will happen if the Proposal is approved?

A: The MGP will continue to seek the sale of the TTLP asset. After the sale, the Partnership would use all cash on hand to pay Partnership debts and obligations. The remaining balance would be paid to the Limited Partners and the MGP in accordance with the terms of the Partnership LPA Immediately upon the sale, the MGP would take all necessary steps to wind up and terminate the Partnership. Our goal is to sell the TTLP asset, and complete the winding up and Termination during 2019, although there can be no assurance in this regard given that the Pierce Street sale must occur before the TTLP sale, and that there may be a need to obtain third party consents. Sale of the TTLP asset can be a complex process that may depend on a number of factors, some of which are beyond the MGP’s control. Accordingly, there can be no assurance that the sale, winding up and Termination will be completed within the specified time frame.

Q: Will I owe any federal income tax as a result of the Proposal?

A: The sale of the TTLP asset and the Termination (including consideration of the anticipated results of the sale of the Partnership’s local limited partnership interest in Pierce Street Partners Limited Partnership, an Iowa limited partnership, which has not closed as of the date hereof) may generate both ordinary income and capital gain to the Limited Partners for United States federal income tax purposes. On the other hand, the sale and the Termination may free up passive activity losses which may allow Limited Partners to gain the benefit of suspended and unused passive activity losses. Tax matters are very complicated and your tax consequences may depend on your financial situation and whether you purchased your Units in the original offering or in the secondary market. Please consult your tax advisor to determine the exact tax consequences to you. See “SPECIAL FACTORS” and “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS - Material Federal Income Tax Consequences” below.

Q: What if the Proposal is not approved?

A: If the Proposal is not approved by a majority in interest of the Limited Partners, then the Partnership will continue to operate as a legal entity with its assets and liabilities, as will the TTLP Local Limited Partnership. However, under the terms of the TTLP governing partnership agreement, the TTLP Local General Partners hold (i)  the Option; and (ii) a right of first refusal to purchase such interests. The TTLP Local General Partners have not yet exercised the Option, although the MGP is in negotiation with them to purchase such interests. Should the Option be exercised, the failure of the Partnership to comply with terms of the Option could result in litigation by the TTLP Local General Partners.

Until disposition of the TTLP asset, you would continue to get a Schedule K-1 for the Partnership, subject to TTLP’s delivery of a Schedule K-1 to the Partnership. TTLP historically has done so. The Partnership and the TTLP Local Limited Partnership would continue to incur expenses. The average of annual Partnership expenses other than asset management fees for the two years ended March 31, 2019 was approximately $174,000, and for the two years ended March 31, 2018 was approximately $88,000. For the year ending March 31, 2020, annual operating expenses are expected to be approximately $124,000, and annual management fees are expected to be approximately $14,000. The Partnership operated at a deficit for the last completed fiscal year. We expect the Partnership will generate a surplus in net cash for the fiscal year ending March 31, 2020 due, in part, to the sale of the Local Limited Partnership Interest in Pierce Street, It had cash of approximately $446,000 as of August 31, 2019 and payables of approximately $15,000. No payables to the MGP were written off the books that are still due.

Q: How long do I have to consent?

A: You may submit your vote now using the Internet or the telephone. If you prefer, in the alternative please mark your vote, sign and return the Consent Card using the enclosed postage pre-paid envelope provided or fax it to Insurer Direct Corp. at (202) 521-3464. In order for your Internet or telephone vote or Consent Card to be accepted, it must be received by 5:00 p.m., Pacific Time, on the earlier of the date on which the Limited Partners approve the Proposal, or _______ __, 2019, unless extended by the MGP (the “Expiration Date”). See “VOTING RIGHTS AND PROCEDURES” below.

Q: Can I revoke my vote?

A: Yes. You may withdraw or revoke your vote at any time prior to 5:00 p.m., Pacific Time, on the Expiration Date. To be effective, a written or facsimile revocation or withdrawal of the vote must be received prior to the Expiration Date and addressed as follows: Investor Services, 17782 Sky Park Circle, Irvine, California 92614. A notice of revocation or withdrawal must specify the Limited Partner’s name and the number of Units being withdrawn. After the Expiration Date, all consents previously executed and delivered and not revoked will become irrevocable.

Q: Do Limited Partners have dissenters’ rights?

A: Under applicable state law, Limited Partners are not entitled to appraisal or other dissenter’s rights with respect to the value of the Units. There will not be any procedure by which a Limited Partner can seek an alternative valuation of his, her or its Units, regardless of whether the Limited Partner does or does not consent to the Proposal.

SPECIAL FACTORS

A copy of the Partnership LPA may be requested from the Partnership, free of charge, upon written request to Investor Services, 17782 Sky Park Circle, Irvine, California 92614.

Background and Purpose

The Partnership is a California limited partnership formed to acquire interests in the Local Limited Partnerships, each of which was to own and operate an Apartment Complex. Each Apartment Complex qualified for the low-income housing tax credit under Section 42 of the Code. Some Apartment Complexes also benefited from mortgage and/or rent subsidies or other forms of government assistance.

The Partnership offered Units in a public offering that concluded on or about October 31, 2000. Investors purchasing 18,850 Units contributed $18,727,955 to the Partnership. The Partnership holds an interest in two remaining Local Limited Partnerships, each of which owns one Apartment Complex. To date, the Partnership has disposed of its interests in 10 Local Limited Partnerships, and one other Local Limited Partnership has disposed of its Apartment Complexes.

The principal investment objectives of the Partnership described in its Prospectus were to provide tax benefits in the form of:

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A predictable stream of tax credits that Limited Partners could use to offset their federal income tax liabilities. The Partnership intended to invest in Local Limited Partnerships with a view to realizing tax credits sufficient to offset approximately $1,000 to $1,100 of federal income tax liabilities per Unit; and

●
Tax losses which certain investors could use to offset passive income.

And the following was included in the Risk Factors section of the Partnership’s prospectus:

“Sales of apartment complexes after 15 years are subject to limitations which may impact a local limited partnership's ability to sell its apartment complex. Each local limited partnership will execute an extended low income housing commitment with the state in which the apartment complex is located. The extended low income housing commitment will state the number of years that the local limited partnership and any subsequent owners must rent the apartment complex as low income housing. Under Federal law the commitment must be for at least 30 years. The commitment actually agreed to may be significantly longer than 30 years. In prioritizing applicants for low income housing tax credits, 34 states give additional points for commitment periods in excess of 30 years. On any sale of the apartment complex during the commitment period, the purchaser would have to agree to continue to rent the apartment complex as low income housing for the duration of the commitment period. This requirement reduces the potential market, and possibly the sales price, for the apartment complexes. The sale of an apartment complex may be subject to other restrictions. For example, Federal lenders or subsidizers may have the right to approve or disapprove a purchase of an apartment complex. Accordingly, there can be no assurance that a local limited partnership will be able to sell its apartment complex. Even if it does so, there can be no assurance that any significant amount of cash will be distributed to the investors. As a result, a material portion of the low income housing tax credits may represent a return of the money originally invested in the Series.”

The Partnership has strived to meet its objectives. Not including any other past benefits of holding Units, such as distributions of cash and use or accrual of passive activity losses, the first Limited Partners admitted to the Partnership have received low-income housing tax credits in an amount of approximately 100.5% of their original investments.

The 15-year federal tax credit compliance period has terminated for the TTLP Apartment Complex. Based on (i) comments and questions from Limited Partners with respect to a liquidation of their Units, (ii) the lack of a public market for the Units, and (iii) the original objective of the Partnership respecting the holding period for its Local Limited Partnerships, the MGP believes that the sale of the TTLP asset is desired by a majority-in-interest of the Limited Partners. Accordingly, the MGP is proposing the Proposal.

Alternatives

The Partnership has engaged in disposition transactions for all but two of its investment assets. Each disposition was a sale of the Partnership’s interest in the Local Limited Partnership, or a sale of an Apartment Complex by the Local Limited Partnership. These types of dispositions, or redemption by a Local Limited Partnership of its Local Limited Partnership Interest, are the only practical means available to the Partnership to dispose of its investment in TTLP in accordance with its stated investment objectives. The Partnership has completed 11 disposition transactions as follows: five Local Limited Partnership Interests were sold to the Local General Partner thereof, five Local Limited Partnership Interests were sold to third parties, and one Apartment Complex was sold by a Local Limited Partnership. Of these 11 dispositions, two were with respect to Local Limited Partnerships that had encountered operational difficulties. Each of the 11 dispositions was made after the end of the applicable 10-year credit period; five were made prior to the end of the applicable 15-year LIHTC compliance period. None of these dispositions were to affiliates of the MGP. See “SPECIAL FACTORS” below for information regarding all the dispositions.

The MGP and its affiliates have been seeking buyers on behalf of the Partnership and on behalf of certain other investment funds syndicated by WNC or its affiliates for their respective investment assets. The pool of potential buyers of existing low income housing properties is limited. Low income housing properties are subject to extended low income housing commitments, which are recorded against title, and are enforceable by the state and by the tenants. Often, low income housing is financed with a combination of “hard” (amortized) debt and “soft” (payable only from cash flow) debt. The latter will typically entail an additional regulatory agreement with the lender or the state addressing operating requirements and restrictions for the property. The lender under either type of loan may require the owner to maintain an operating reserve and a replacement reserve. TTLP has hard loans and is required to maintain such reserves. Moreover, each Apartment Complex is subject to an Extended Low Income Housing Commitment. The Extended Low Income Housing Commitment for an Apartment Complex is between the owning Local Limited Partnership and the applicable state agency. Under the Extended Low Income Housing Commitment and applicable state agency procedures, the transfer of an Apartment Complex generally is subject to the approval of the state agency, and the approval of lenders, and the transfer of a Local Limited Partnership Interest may be as well. These circumstances limit the pool of potential buyers. Moreover, it can be difficult to obtain the consent of Local General Partners to dispositions; and as a consequence, some other WNC affiliated investment funds have resorted to litigation, which is expensive and time-consuming.

In seeking to provide the Partnership with an exit strategy from its investments in accordance with the Partnership’s intended holding periods therefor, the Partnership determined that the pool of potential buyers would consist of buyers seeking to hold the Local Limited Partnership Interests or the Apartment Complexes for any tax losses they might generate or buyers with the ability to rehabilitate an Apartment Complex so as to generate a new 10-year allocation of tax credits. This rehabilitation would require financing from various sources, including equity from the sale of new tax credits allocated to the Apartment Complex as a consequence of the rehabilitation. However, any such rehabilitation must be performed in accordance with the requirements of the Internal Revenue Code, and the requirements of the local housing agency and state agency. Prior to commencing any such rehabilitation, the developer would have to either (i) apply to the state agency for a reservation of tax credits under Internal Revenue Code Section 42; or (ii) apply for state private activity bonds subject to the requirements and volume cap of Internal Revenue Code Section 146 and state law. Either alternative requires the developer, among many other things, to establish that sufficient financing is available to acquire the real property, rehabilitate the Apartment Complex, and cover operating deficits. Accordingly, the MGP determined that any buyer would need to possess certain characteristics to establish an ability to complete the rehabilitation, including, among others: (i) a familiarity with the jurisdiction in which the Apartment Complex is located; (ii) a good working relationship with such jurisdiction and its housing agency; (iii) a good working relationship with the state agency; (iv) a good working relationship with the existing lender; (v) a good working relationship with the lenders willing to provide construction and permanent financing for low income housing; (vi) a good working relationship with a non-profit agency the mission of which is to assist in the development and operation of low income housing; involvement of a non-profit agency provides real estate tax abatements which are often critical to the operational success of a low-income housing property; (vii) a good working relationship with contractors and other trade persons in the jurisdiction; and (viii) an established ability to syndicate the resulting tax credits, which requires a syndicator with an investment track record and relationships with investors in low income housing tax credit investment funds. The Partnership does not have the ability to engage in this rehabilitation itself, because it was structured to hold its investments for a single cycle of acquisition, generation of credits and disposition. The Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership could not make capital improvements or otherwise invest to continue its ownership of the Local Limited Partnerships to generate any additional economic benefit from future tax credits.

In furtherance of an exit strategy for the Partnership, the MGP inquired of the respective Local General Partners whether they had an interest in purchasing the relevant Local Limited Partnership Interest and/or the Apartment Complex. With regard to TTLP, the Local General Partners thereof have informed the MGP that they are interested in acquiring the Local Limited Partnership Interest from the Partnership. No formal agreement has yet been reached.

Reasons

Before recommending the Proposal, the MGP considered the benefits and risks associated with the continued ownership of the TTLP asset by the Partnership. The MGP recommends the Proposal for the following reasons:

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The sale of TTLP or the Dissolution may allow Limited Partners to use their unused passive losses.
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The Dissolution and Termination will eliminate the need for Limited Partners to include on their individual tax returns Schedule K-1 activity with respect to the Partnership. Many Limited Partners find the Schedule K-1 required from their investment in the Partnership complicated to report on their own tax returns. That may require individuals to incur tax return preparation costs they would not otherwise have to incur.
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The TTLP Apartment Complex no longer produces tax credits, which was a principal benefit of investing in the Local Limited Partnership. TTLP will be the last remaining Local Limited Partnership just prior to the sale of TTLP.
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It is now possible to sell the Apartment Complex or the Local Limited Partnership Interest without a recapture of prior tax credits.
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A third party opinion of value of the TTLP Apartment Complex as set forth in the most recent restricted appraisal is described below. That Apartment Complex is considered to be significantly underwater.
●
Under the terms of the TTLP governing partnership agreement, the TTLP Local General Partners hold (i) an option to purchase the Local Limited Partnership Interest and the interest of the Special Limited Partner in TTLP (the “Option”); and (ii) a right of first refusal to purchase such interests.
●
The Partnership has enough cash to pay its obligations for the foreseeable future. However, the Partnership’s only continuing revenue is the annual reporting fee and/or distributions it receives from TTLP. TTLP is required to pay an annual reporting fee of $750 and annual distributions to the Partnership pursuant to the TTLP governing partnership agreement. The Partnership has waived the fee for at least the last two years and no distributions have been paid by TTLP for at least the last two years. Accordingly, the Partnership’s continued ownership of the TTLP investment asset would have the effect of depleting the Partnership’s cash over time. The Partnership’s accrued and current expenses are set forth in “FINANCIAL INFORMATION - Selected Financial Data” and Exhibit B below.
●
The Partnership was intended only to hold its investments for a single cycle of acquisition, generation of credits and disposition, and the Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership cannot make capital improvements or otherwise invest to continue its ownership of the TTLP Local Limited Partnership to generate any additional economic benefit from future tax credits.
●
The TTLP Apartment Complex is aging and the need for capital improvements and upgrades exists or may arise.
●
Maintenance and administrative expenses associated with an aging Apartment Complex may increase.

The Partnership’s objective was to derive low income housing tax credits from its investment in the Local Limited Partnership Interests, and no further credits can be earned without the infusion of substantial capital for rehabilitation of the TTLP Apartment Complex in accordance with the requirements of the federal low income housing tax credit program. The Partnership does not have the necessary capital. The income tax liability from a sale of the TTLP asset should be offset for an individual Limited Partner to the extent that the Limited Partner has unused passive losses attributable to the TTLP asset or other sources.

In recommending approval of the Proposal, the MGP believes it is important to note that the only realistic use of the TTLP Apartment Complex is as low income housing, based primarily on location, original design as low income housing with very basic amenities, the subsidized financing and the restrictions of the Extended Low Income Housing Commitment. The TTLP Apartment Complex is subject to an Extended Low Income Housing Commitment, which effectively requires that the Apartment Complex be operated as low-income housing for a period as set forth in the chart that follows:

Apartment Complex	Extended Low Income Housing Commitment terminates:
Timberwolf Townhomes Limited Partnership, a Minnesota limited partnership	2031

None of the three current Local General Partners of the TTLP Local Limited Partnership is an affiliate of the MGP. As discussed above, such Local General Partners have expressed an interest in purchasing the Partnership’s Local Limited Partnership Interest in TTLP. If that purchase does not occur, the MGP might seek to find another buyer for the Local Limited Partnership Interest, subject to the Option and the right of first refusal held by the TTLP Local General Partners. Because the Apartment Complex of TTLP is significantly underwater, the MGP would consider nominal consideration for any sale, and does not expect more than nominal consideration.

If the Proposal is approved, our goal is to sell the TTLP asset during 2019. If so, the MGP believes that the Dissolution and Termination could also occur in 2019. There can be no assurance in this regard. In particular, a buyer might be difficult to identify, and third party approvals to dispositions, including approval of the Local General Partners, state agencies, and lenders, if necessary, might be difficult to obtain.

The tax year of the Partnership is the calendar year.

Effects

The economic effects of the sale, together with the economic effects of the Dissolution and Termination, are discussed below under “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS.” As discussed elsewhere herein, if the Proposal were approved and the sale of the TTLP asset were completed, the Partnership would be dissolved, its affairs wound up, and its Certificate of Limited Partnership cancelled. In connection with such Dissolution and Termination, the registration of the Units would be terminated under the Securities Exchange Act of 1934. The estimated costs savings to the Partnership on an annual basis from a Dissolution and Termination are estimated to be approximately $45,000, as discussed above under “QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION STATEMENT AND THE PROPOSAL.”

Appraisals, Restricted Appraisals and Reports

The Partnership obtained restricted appraisals of the TTLP Apartment Complex over the last several years. The most-recent restricted appraisal for the TTLP Apartment Complex is included in the chart that follows:

Local Limited Partnership	Apartment Complex	Type andDate of Valuation	Valuation (subject to restricted rents)	Approximate Mortgage Debt at 12.31.18*	Company Performing Evaluation
Timberwolf Townhomes Limited Partnership, a Minnesota limited partnership	Timberwolf Townhomes	Restricted Appraisal - October 12, 2017	$425,000	$1,343,000	Gill Group

*Does not include any Local Limited Partnership obligations other than unpaid mortgage debt and accrued interest balances.

Internal analyses of the value of the TTLP Apartment Complex have resulted in calculated property values significantly less than the amount of the outstanding mortgage indebtedness. In such instances, it is customary for the MGP to requisition restricted appraisals rather than full appraisals.

The most recent restricted appraisal provides as follows:

“As per the scope of this assignment the appraiser was to analyze financial data for Timberwolf Townhomes, which includes the 2014, 2015 and 2016 historical financial statements. According to the Itasca County Assessor’s Office, the property is owned by Timberwolf Townhomes, LP and identified as parcel number 89-025-3309. Market data regarding current capitalization rates were also analyzed resulting in a current market value, subject to restricted rents, of the subject property.

This letter is written with a value indication as of October 12, 2017. The value has been concluded under the extraordinary assumption that nothing has significantly changed physically at the property.

The appraiser researched current capitalization rates of sales comparables within the area as well as analyzed data from investor surveys. The sales comparables indicated a capitalization rate of 8.00 percent. The PwC Real Estate Investor Survey indicated an average capitalization rate of 5.35 percent. The RealtyRates.com Investor Survey indicated an average capitalization rate of 7.65 percent. The RealtyRates.com Market Survey indicated an average capitalization rate of 8.70 percent for the Mid-West Region. The band of investment indicated a capitalization rate of 7.15 percent. The comparable sales were determined to be good indicators for determining a market capitalization rate. Therefore, after considering all factors, a capitalization rate of 7.50 percent was determined to be appropriate for the restricted value.”

The Gill Group restricted appraisal utilized the income approach. The income approach is based on an estimate of the subject property’s possible net income. The net income is capitalized to arrive at an indication of value from the standpoint of an investment. This method measures the present worth and anticipated future benefits (net income) derived from the property.

The Gill Group restricted appraisal was prepared by Samuel T. Gill. Samuel T. Gill has been completing appraisals and market studies for more than 30 years. He has represented that he has extensive multifamily experience specializing in work for the Department of Housing and Urban Development as well as lenders and developers in the Low-Income Housing Tax Credit programs. His stated accreditations include State Certified General Real Estate Appraiser in nearly every state. No limitations were imposed by the Partnership on the appraiser’s investigation.

Gill Group utilizes the income approach as the approach to be afforded the most weight in determining appraised value. From Gill Group, the MGP understands that this approach is considered to provide the best indication of value for the subject, and is used almost universally for low income housing properties. According to Gill Group, the U.S.D.A. - Rural Development handbook states that the income approach should be the one given the most weight. U.S.D.A. - Rural Development provides federal loans and other subsidies to low income properties. Gill Group is of the view that for any kind of affordable multifamily or other complicated property type, it is very important to understand how the property operates and how its operation compares to other similar properties in and around the market. The information on historic income, expenses, etc., is readily available, and gives a good starting point for understanding the basis of value. In the view of Gill Group, the income approach is the best because there are several layers of information available whereas the sales comparison and cost approaches may have little or none.

The restricted appraisal listed above will be made available for inspection and copying at the principal executive offices of the Partnership during its regular business hours by any Limited Partner or representative of a Limited Partner who has been so designated in writing. A copy will be transmitted by the Partnership to any Limited Partner or representative of a Limited Partner who has been so designated in writing upon written request and at the expense of the requesting Limited Partner.

Other than with respect to the rendering of appraisals, restricted appraisals, updates of value and/or opinions of value during the past two years there has been no material relationship between Gill Group and the Partnership or its affiliates, including the MGP. Gill Group received a total of approximately $500 from the Partnership during the period from September 1, 2017 to August 31, 2019. Gill Group received a total of approximately $188,000 from the MGP and its affiliates during that period. Gill Group was selected by the Partnership based on the MGP’s belief as to their expertise in appraising low-income housing properties. The MGP’s belief is based on past experience with Gill Group, which has rendered appraisals of properties invested in by the Partnership and other investment funds syndicated by the MGP, on their knowledge of the low-income housing industry, and on recommendations from others in the low-income housing industry. In some cases, cost was a factor in determining the identity of the appraiser.

Fairness

The MGP has consented to the Proposal, subject to the considerations discussed below under “CONTINGENCIES.”

The MGP believes that the Limited Partners are interested in a means of liquidating their investment in the Partnership. However, the Proposal has not been initiated by the Limited Partners. The Proposal has been initiated by the MGP. The steps that have been and are being taken to provide the Limited Partners with procedural safeguards are: (i) the submission of the Proposal to the Limited Partners (all of whom are unaffiliated with the MGP) for their approval; (ii) the approval of the Proposal by the disposition committee of WNC; and (iii) the commissioning of an independent restricted appraisal of the TTLP Apartment Complex. The factors are listed in descending order of importance, i.e., the first factor listed was given the most weight in reviewing the procedural fairness of the Proposal, although, as a practical matter, this process is an approximation of the weight given to each factor because each factor is relevant and the MGP was not able to weigh the relative importance of each factor precisely. The MGP is a privately owned entity and it does not have independent members on its board of directors or committees thereof. See “MANAGEMENT” below. Although there are no such independent members, the disposition committee has established processes and procedures that must be pursued. Because the receipt of an appraisal or restricted appraisal is only one component of the processes and procedures, the MGP has ordered committee action before the restricted appraisal, although, as indicated above, this process is an approximation of the weight given to each factor and the MGP was not able to weigh the relative importance of each factor precisely. Generally, the disposition team reviews properties of all investment funds annually, and the investment funds themselves, to determine which properties are appropriate for disposition and which funds are appropriate for liquidation, based on the stage of each property vis-à-vis its 10-year credit period and 15-year compliance period. Once properties and funds are prioritized purchasers are solicited and solicited and unsolicited bids are reviewed. This process is consistent with the finite-life nature of the Partnership, and its investment objectives described above under “SPECIAL FACTORS - Background and Purpose.” As is the case with regard to the other investment funds referred to therein, the Partnership is a self-liquidating finite life limited partnership that was formed to acquire interests in Local Limited Partnerships for the production of low income housing tax credits. Its investment objective was to acquire these interests, hold them for the production of low income housing tax credits, and then sell all assets and liquidate the Partnership when the credits were realized and substantially all compliance periods were completed, assuring avoidance of credit recapture. In furtherance of these objectives of the Partnership, an appraisal or restricted appraisal was requisitioned for Partnership assets, and the value was run through the provisions of the limited partnership agreement or operating agreement of the entity owning the property to determine what, if any payments and distributions would be made to the Partnership. Each such agreement includes detailed provisions identifying the manner in which sale proceeds are used by the property-owning entity to pay its debts and obligations, and to the extent there are funds thereafter remaining, make distributions to its partners or members. In turn, the aggregate amount that would be paid to the Partnership, either as distributions or repayment of advances previously made by the Partnership to the property-owning entity, is run through the provisions of the Partnership LPA. This determines what, if any obligations would be repaid to WNC and its affiliates, and what, if any distributions would be made to the Limited Partners.

Although there is no requirement that an asset be sold for its appraised value, the appraised value is used in the first instance to determine if an asset should be marketed. If the appraised value of an Apartment Complex is an amount that exceeds the obligations of the Local Limited Partnership, the Apartment Complex is listed for sale or other marketing efforts are undertaken. If the appraised value indicates that the Apartment Complex is “underwater” (i.e., the obligations of the Local Limited Partnership exceed the appraised value), then the asset would be offered through the efforts described above under “SPECIAL FACTORS - Alternatives.”

Approval of the Proposal is not structured with a stated condition that requires approval be from a majority of Limited Partners not affiliated with the MGP. However, neither the MGP nor any of its affiliates owns any Units. Accordingly, if the Proposal is approved it will be approved by Limited Partners who are not affiliated with the MGP. No unaffiliated representative has been engaged to act on behalf of unaffiliated Limited Partners in negotiating the terms of the Proposal and/or in preparing a report concerning the procedural or substantive fairness of the transaction.

The MGP has considered a number of material factors regarding the substantive fairness of the Proposal. The factors are listed in descending order of importance, i.e., the first factor listed was given the most weight in reviewing the substantive fairness of the Proposal, although, as a practical matter, this process is an approximation of the weight given to each factor because each factor is relevant and the MGP was not able to weigh the relative importance of each factor precisely:

(i) the Partnership is a finite life entity formed to acquire and hold properties for an approximate fifteen-year low income housing tax credit cycle, sell its investments and liquidate;

(ii) current and historical purchase prices for properties developed and operated as low-income housing and sold by investment funds managed by the MGP, including the Partnership and other syndicators. Substantially all of such properties (or interests therein) sold in the last two years of which the MGP is aware have been sold for purchase prices based on appraised values, where appraised values exceed aggregate indebtedness. In cases where the appraised values are less than the aggregate indebtedness, the disposition prices have been for amounts intended, at best and if possible, to cover closing costs. Dispositions made by the Partnership to date are described in the chart below in this section. In the aggregate, investment funds managed by the MGP have engaged in approximately 149 disposition transactions since January 1, 2016, of which approximately 146 were related to tax credit properties. (The balance were related to low-income properties placed in service prior to the 1986 legislation creating the low-income housing tax credit. The properties were invested in for the losses they generated, rather than the credits, but are otherwise similar to tax credit properties.). Of the approximately 149, approximately 129 entailed the sale of the local limited partnership interests alone, or the sale of the local limited partnership interests and the general partner interests, approximately ten entailed the sale of the apartment complexes, and approximately ten entailed a redemption of the local limited partnership interest. The apartment complexes were located in 27 states across the Southeast, Midwest, South, Southwest and West;

(iii) the restricted appraisal indicates that the value of the TTLP Apartment Complex is substantially underwater;

(iv) the Limited Partners are not expected to recognize forgiveness of debt income under the Proposal. Cancellation of all or part of a debt that is secured by property (such as the Apartment Complexes) may occur because of a foreclosure, a repossession, a voluntary return of the property to the lender, abandonment of the property, or a principal residence loan modification. In general, the canceled amount of debt is included in gross income and taxed as ordinary income unless an exclusion or exception applies. Although contingent on the circumstances of a particular Limited Partner, the tax rate on ordinary income generally is higher than that on gain from the sale of a capital asset. See “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS - Material Federal Income Tax Consequences.”

(v) the Units are and since issuance have been illiquid. The net book value of the Units as of June 30, 2019 was $24.76 per Unit;

(vi) the net book value of the TTLP Local Limited Partnership Interest as of December 31, 2018 was zero;

(vii) once the Pierce Street investment asset has been sold, the TTLP Local Limited Partnership Interest will be the Partnership’s only non-cash asset. Accordingly, the MGP is of the view that, following such sale, the Partnership will have no liquidation value separate and apart from its cash and the TTLP Local Limited Partnership Interest;

(viii) once the Pierce Street investment asset has been sold, the TTLP Local Limited Partnership Interest will be the Partnership’s only non-cash asset. Accordingly, the MGP is of the view that, following such sale, the Partnership will have no going concern value separate and apart from its cash and the TTLP Local Limited Partnership Interest; and

(ix) the purchase price will be paid entirely in cash.

Generally, based on time value of money considerations, Limited Partners who have already used passive losses from the Partnership may have a better overall result from the Partnership than Limited Partners who have not used their passive losses. Limited Partners who have used their passive losses would have reduced their tax liability at the time of use, whereas Limited Partners who have not used passive losses would only be reducing their tax liability on sale or Dissolution. Similarly, Limited Partners purchasing Units from a person other than the Partnership may have less passive losses to use at this time; however, under time value of money considerations they would have already received a benefit from the reduced purchase price of their Units. There is no established secondary market for the Units, and to the best of the MGP’s knowledge any Units purchased from a person other than the Partnership would have been purchased at a steep discount from the offering price.

For many Limited Partners who are individuals, the tax benefits of passive losses are available only upon the sale of Partnership assets, or the Dissolution and Termination. An individual Limited Partner’s passive losses from an asset in most cases should be available to offset some or all of the gain from the sale of the asset. The use of the passive losses to offset such gain is in addition to the benefits the Limited Partners have already received from claiming the low income housing tax credits. Some Limited Partners may have accounted for their investment in the Partnership on an entity basis, and have not claimed passive losses in connection with prior transfers of Partnership assets. For these Limited Partners, passive losses might not be available until the Dissolution and Termination. Such Limited Partners have recognized gain on prior dispositions of the Partnership assets, and will do so on the sale of the TTLP asset in 2019 without the benefit of Dissolution and Termination passive losses, unless Dissolution and Termination occurs in 2019. This is consistent with the disclosure provided in the Partnership’s prospectus.

Following is chart showing the dispositions of Partnership assets to date.

Local Limited Partnership	Date of Sale	Type of Sale	Purchase Price	Net Distribution to the Partnership (1)	Local General Partner	Purchaser
Stroud Housing Associates Limited Partnership	4/1/2011	Local Limited Partnership Interest	$1.00	$1.00	NHS/ERC Housing Company, LLC, an Oklahoma limited partnership (2)	Coleman Family Partners #2 LLC, an Arkansas limited liability company (2)
Lake Village Apartments, L.P., an Illinois limited partnership	12/31/2012	Local Limited Partnership Interest (And General Partner Interest)	$1.00	$1.00	Shelter Resource Corporation, a California corporation (3)	AHDF-Lake Village L/P, L.L.C., an Illinois limited liability company (2)
Ozark Properties III, an Arkansas limited partnership	3/31/2015	Local Limited Partnership Interest	$30,000	$1.00	ERC Properties, Inc., an Arkansas corporation (2)(4)	Jenderham Investments, LLC, a Florida limited liability company (2)
Tahlequah Properties IV, A Limited Partnership, an Oklahoma limited partnership	3/31/2015	Local Limited Partnership Interest	$24,000	$1.00	CHCA/ERC Housing Company, LLC, an Oklahoma limited liability company (2)(4)	Jenderham Investments, LLC, a Florida limited liability company (2)
Red Oaks Estates, L.P., a Mississippi limited partnership	5/1/2015	Local Limited Partnership Interest	$28,499	$28,499	FNBC MD LIHTC Partners, LLC, a Louisiana limited liability company (2)	Southeastern Management Company, Inc., a Mississippi corporation (2)
School Square Limited Partnership, a Minnesota limited partnership	8/31/2015	Local Limited Partnership Interest	$19,999	$19,099	Albany School Square, LLC, a Minnesota limited liability company (2)	SCI Partners, LLC, a Minnesota limited liability company (2)
2nd Fairhaven, LLC, a Maryland limited liability company	8/31/2015	Local Limited Partnership Interest	$24,999	$24,999	Larry C. Porter, an individual (2)	MHDC Fairhaven II, Inc., a Delaware corporation (2)

United Development Limited Partnership, 2000, an Arkansas limited partnership	9/30/2015	Local Limited Partnership Interest (And General Partner Interest) (5)	$1.00	$1.00	Shelter Resource Corporation, a California Corporation	John Stanley West Memphis Arkansas, LP, a Delaware limited partnership (2)
Montrose Country Estates Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership	10/31/2016	Local Limited Partnership Interest	$39,999	$39,999	Raymond T. Cato, an individual (2) Christopher R. Cato, an individual (2)	MPF Bayfield Acquisition, LP, a California limited partnership (2)
Hickory Lane Partners Limited Partnership, an Iowa limited partnership	3/31/2017	Local Limited Partnership Interest	$64,336	$64,336	Lewis F. Weinberg, an individual, Sioux Falls Environmental Access, Inc., a South Dakota corporation and Weinberg Investments, Inc., a South Dakota corporation (2)	Lewis F. Weinberg, an individual (2)
ACN-Southern Hills Partners II, L.P., an Iowa limited partnership	7/20/2017	Apartment Complex Sale	$900,000	$528,065	Southern Hills Equities II, L.L.C., an Iowa limited liability company (2)	Premier Real Estate Management, LLC, a Wisconsin limited liability company (2)
Pierce Street Partners Limited Partnership, an Iowa limited partnership	(6)	Local Limited Partnership Interest (6)	$451,836	$451,836	Lewis F. Weinberg, an individual, Sioux Falls Environmental Access, Inc., a South Dakota corporation and Weinberg Investments, Inc., a South Dakota corporation (2)	Sioux Falls Environmental Access, Inc., a South Dakota corporation (2)

(1)
For some of the Local Limited Partnerships, of the total Purchase Price, $1.00 was paid to the Special Limited Partner.
(2)
None of these are affiliates of the MGP.
(3)
The original managing general partner was removed by the Partnership, the Special Limited Partner, and the non-affiliated general partner, and Shelter Resource Corporation was admitted as the substitute managing general partner, in 2002. Immediately prior to the Partnership’s sale transaction of the Local Limited Partnership Interest, the general partner interest was transferred to AHDF-Lake Village G/P, L.L.C. In addition to the purchase prices listed above, each of the Partnership and Shelter Resource Corporation received notes payable for amounts each had loaned to the Local Limited Partnership to fund operational deficits. The notes were collected in 2014.
(4)
These transactions were part of an overall transaction involving four local limited partnerships. The other two were owned by another investment fund sponsored by WNC & Associates, Inc.
(5)
The transfer of the general partner interest in the Local Limited Partnership was delayed until December 30, 2015. The purchase price was $1.00, and Shelter Resource Corporation was required to pay certain aged payables. The partnership agreement of the Local Limited Partnership at the date of the investment by the Partnership named two individuals as Local General Partners of the Local Limited Partnership: Upon the death of one of them, the other became the sole Local General Partner. Pursuant to a Notice of Removal of General Partner, the Partnership and the Special Limited Partner removed such sole remaining Local General Partner in 2013, and appointed the Special Limited Partner the sole Local General Partner. Subsequent thereto, the Local General Partner interest was assigned to Shelter Resource Corporation.
(6)
The terms of this sale are the result of litigation with the Local General Partners (who or which were also the Local General Partners of Hickory Lane Partners Limited Partnership). Litigation was commenced by the Local General Partners against the Partnership and three other WNC syndicated investment funds, each of which owned a Local Limited Partnership Interest in a Local Limited Partnership organized and managed by the Local General Partners. A Settlement Agreement was entered as of May [_], 2019 by all parties to the litigation (the “Settlement Agreement”). Each of the four WNC investment funds, and the Special Limited Partner, are required to sell their respective local limited partnership interests to the Local General Partners. It is anticipated that the sales will occur in October 2019, although there can be no assurance in this regard.

ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS

Dissolution and Termination

If the Proposal is approved by a majority in interest of the Limited Partners, the MGP will seek to sell the Partnership’s TTLP Local Limited Partnership Interest or to cause the TTLP Local General Partners to sell the TTLP Apartment Complex. In the view of the MGP, at present the value of the TTLP Apartment Complex (and in turn, the value of the TTLP Local Limited Partnership Interest) is substantially less than the outstanding debt of the Local Limited Partnership.

Prior to completing the Dissolution and Termination, the Partnership is required to file all tax returns with federal, state and local tax authorities, and, subject to the availability of funds to pay the costs of doing so, is required to file all reports with the Securities and Exchange Commission and provide or make available such reports to Limited Partners in accordance with the Partnership LPA. Pending the sale of the TTLP Apartment Complex or TTLP Local Limited Partnership Interest, the Local Limited Partnership will continue to lease units in the Apartment Complex and the Partnership will continue to operate, subject to the availability of funds to pay the cost thereof.

The MGP’s objective is to sell the TTLP asset during 2019. A sale, however, can be a complex process which may depend on a number of factors, and some of these factors are beyond the MGP’s control. For example, the Partnership may be pursuing claims against others or defending litigation. Currently, there are no claims regarding TTLP of which the MGP is aware, or litigation, but there can be no assurance that none will arise. The Local General Partner has consent rights over a sale, and receipt of such consent might be delayed or not forthcoming. Moreover, a sale of either the Apartment Complex or the Local Limited Partnership Interest might be subject to approval of the state tax credit agency having jurisdiction, or lenders. There may be other contingencies to which the Partnership may become subject. Consequently, the sale may take longer than expected.

Interests of Certain Persons in the Proposal

You should be aware that the MGP, although it is required to perform in a manner consistent with its fiduciary duties to the Partnership and the Limited Partners, would have interests in the Proposal that may differ from those of the Limited Partners. Such interests include the following:

● Any accrued but unpaid asset management fees and any loans advanced to the Partnership by the MGP will be paid prior to any distributions to the Limited Partners.

● The Dissolution and Termination of the Partnership will eliminate any potential liability of the MGP for liabilities of the Partnership and, perhaps, actions taken by the MGP as a fiduciary.

● Under limited circumstances (see “SUMMARY OF THE PARTNERSHIP LPA”), an affiliate of the MGP may become the Local General Partner of the TTLP Local Limited Partnership and as such might be entitled to repayment of debts and accrued fees, a sales preparation fee and/or a percentage of the net sales proceeds, and a sale would eliminate any potential liability of the Local General Partner for liabilities of the Local Limited Partnership and, perhaps, actions taken by the Local General Partner as a fiduciary. When an affiliate becomes a Local General Partner, it steps in the shoes of the non-affiliated Local General Partner and obtains the benefit and burdens that were originally negotiated by the non-affiliated Local General Partner. The terms of the governing documents of the Local Limited Partnership are not revised to benefit the affiliate.

● The MGP may have ongoing business relationships with potential purchasers of the TTLP asset.

Expenses

The Partnership will pay (directly or indirectly) for the expenses of any sale of the TTLP asset, and will pay for the expenses of this solicitation and, if a sale occurs, the Dissolution and Termination.

Expenses of the solicitation include but are not limited to the costs of mailing and printing this Consent Solicitation Statement, any supplements to it, telephone calls, legal, appraisals, restricted appraisals and other valuations, and accounting fees. The Partnership will pay these expenses whether or not any sale is consummated.

Dissolution and Termination expenses include filing fees, legal and accounting fees not included as solicitation expenses, travel expenses and all other fees related to the Dissolution and Termination. Partnership-level Dissolution and Termination expenses include tax filing expenses. Local Limited Partnership-level liquidation expenses include the legal fees and other costs associated with the sale of an Apartment Complex.

Estimated Results of Sale and Dissolution

Liabilities. The TTLP Local Limited Partnership has certain liabilities that would have to be satisfied from dispositions proceeds of an Apartment Complex before any distributions would be available to the Partnership. These include the mortgage balances. Furthermore, because the Partnership owns less than 100% of the economic interest of the Local Limited Partnership, the distributable proceeds of the sale of the Apartment Complex would be divided among the Partnership and the Local General Partners.

Restrictions. The TTLP Apartment Complex is no longer subject to the 15-year LIHTC compliance period imposed by Section 42 of the Code; however, other income and/or rent restrictions may continue to limit the use of the property beyond the 15-year LIHTC compliance period. Because the TTLP Local Limited Partnership is currently controlled by a Local General Partner that is unaffiliated with the MGP, there may be more restrictions on the Apartment Complex than the MGP is aware of, and there may be certain local and state level restrictions on the Apartment Complex that are not described below or elsewhere in this Consent Solicitation Statement. Some examples of additional restrictions are as follows:

Extended Use Restrictions. Pursuant to Section 42 of the Code, all properties that received LIHTC allocations in 1990 or any subsequent year are subject to affordable housing use restrictions for a minimum period of 30 years, or an additional 15 years beyond the expiration of the 15-year LIHTC compliance period. These restrictions are set forth in an agreement between the Local Limited Partnership and the pertinent state housing agency which is responsible for allocating LIHTCs within the state. The terms of the extended use restrictions vary by property. See “SPECIAL FACTORS” above.

Prepayment Restrictions. Certain subsidized or government loans include income and/or rent restrictions. Typically, such loans will prohibit prepayment for a certain period of time, and in some cases this period extends beyond the 15-year LIHTC compliance period. Other loans might permit prepayment, but in some instances only with the consent of the lender and only on payment of a prepayment premium.

Local Municipality and State Agreements. Local municipality and state agreements may include subsidized loans, real estate tax relief or a grant of funds. Most of these agreements require some income and/or rent restrictions, and in some cases these restrictions extend beyond the 15-year LIHTC compliance period.

Conclusion. Two Apartment Complexes remain in the Partnership, which are subject to certain restrictions. In preparing the analysis that follows, the MGP has used the Partnership’s June 30, 2019 Form 10-Q as a starting point. The MGP assumed that the TTLP Local Limited Partnership Interest would be sold for $1,000. However, because an actual purchaser may pay more than $1,000, actual results of the sale of the TTLP Local Limited Partnership Interest and the Dissolution and Termination may differ significantly from the analysis presented in this Consent Solicitation Statement.

Using the approach described above, the Limited Partners should anticipate that they would receive a distribution upon Dissolution and Termination. Any cash from the sale of the TTLP investment asset disposition, and any cash on hand, first would be used to pay liabilities. These liabilities include advances and asset management fees owed to the MGP.

	Sale Price / Mortgage Amount (1)(2)	Estimated Results of Proposal (1)(3)
Local Limited Partnerships:
Timberwolf Townhomes Limited Partnership (3)	$1,000	$1,000
Pierce Street Partners Limited Partnership (3)	$452,000	$452,000

Cash and Cash Equivalents (4)	$439,000	$439,000
TOTAL	$892,000	$892,000

Payables to Affiliates and Accounts Payable (4)(5)		$38,000
Estimated Liquidation Expenses (5)(6)		$30,000
Estimated Solicitation/Communication Expenses (5)		$16,000
Estimated Liquidation Proceeds Before Taxes		$808,000
Estimated Distribution Before Taxes per Unit		$43
Estimated Tax Benefit of Expenses and Payables Paid per Unit (5)(7)		$1
Estimated Ordinary Income (Loss) on Sale & Liquidation per Unit (5)(7)		$-
Estimated Capital Gain (Loss) on Sales & Liquidation per Unit (5)(7)		$36
Estimated Tax (Cost) /Benefit per Unit (5)(7)		$(9)
Estimated Suspended Passive Activity Losses per Unit (8)		$778
Estimated Tax Benefit From Suspended Passive Activity Losses (7)		$249
Estimated Liquidation Benefit After Taxes and Tax Benefit of Suspended Passive Activity Losses per Unit (8)(9)		$285
_________________

(1)
All numbers other than per Unit numbers are rounded to the nearest thousand. Per Unit numbers are rounded to the nearest dollar.
(2)
An estimated sale price of $1,000 was used for the TTLP Local Limited Partnership Interest sale. An estimated sale price of $452,000 was used for the Pierce Street Local Limited Partnership Interest; this is the amount set forth in the Settlement Agreement.
(3)
Presented as a sale of the Local Limited Partnership Interest. Tax results (but not cash results) would differ for a sale of the Apartment Complex.
(4)
As of July 31, 2019, unaudited. Does not include expenses for August 2019 or later.
(5)
Tax benefit from the payment (to the extent of available cash) of deductible expenses included in Payables to Affiliates and Accounts Payable, Estimated Liquidation Expenses, and Estimated Solicitation/Communication Expenses calculated utilizing a 32% tax rate.
(6)
Liquidation Expenses include estimated reporting expenses related to the filing of the September 2019 Form 10-Q and tax returns for 2019. If Termination does not occur before 2020, there will be additional reporting and asset management expenses.
(7)
These estimates rely on numerous assumptions, including assumptions that the Pierce Street investment asset and the TTLP investment asset each is sold on December 31, 2019, and that Limited Partners acquired their Units during the original offering period. Tax rates utilized are 20% for Section 1231 gain, 25% for Section 1250 gain, and 32% for ordinary income. Results would differ for Limited Partners subject to different tax rates. See “Material Federal Income Tax Consequences” below. Congress is considering various proposals that could amend the current tax rates.
(8)
These estimates assume that Limited Partners have held their Units since the initial offering of the Units by the Partnership, and that Limited Partners would be taxed at the maximum capital gains rate for this type of investment of 25% and at an ordinary income rate of 32% (the maximum ordinary income rate is 37%). Assuming that Limited Partners have held their Units since the initial offering by the Partnership, that the Partnership’s passive activity losses have not been used by the Limited Partners (which may not be the case because, among other things, the Partnership has already disposed of some investments),and that the Pierce Street investment asset and the TTLP investment asset each is sold on December 31, 2019, the MGP estimates that the Limited Partners who are individuals would have previously suspended passive activity losses of $778 per Unit to offset income and gain. Each Limited Partner is urged to consult with the Limited Partner’s tax advisors to determine the amount of distributions, if any, such Limited Partner would receive based upon these estimations after taxes and the amount of suspended passive activity losses that such Limited Partner would free up upon Liquidation (i.e., Dissolution).
(9)
To the extent not already used to offset other passive activity gains, upon completion of the Dissolution, suspended passive activity losses from the Units may be used to offset other ordinary gains. Please consult your tax advisor for the specific treatment of any suspended passive activity losses in excess of the tax gain/income recognized from Dissolution.

Material Federal Income Tax Consequences

The federal income tax discussion set forth below addresses the material federal income tax consequences of a liquidation of the Partnership, but does not purport to deal with all aspects of federal income taxation that may be relevant to a particular Limited Partner in light of such a Limited Partner’s personal circumstances. The discussion is directed solely to natural U.S. persons who hold the Units as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion is based upon the Code, Department of Treasury regulations, court decisions, published rulings of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation (possibly on a retroactive basis).

The following discussion was written in connection with this Consent Solicitation Statement and is only a summary and not a complete discussion of the tax issues associated with the Proposal and cannot be relied upon to avoid penalties. Moreover, the following summary addresses consequences to Limited Partners who are individuals, and other types of investors will have other consequences. The MGP has prepared the following discussion and has not obtained any opinion or advice of tax counsel in this regard. Limited Partners are urged to consult their own tax advisors as to the specific tax consequences to them of the Proposal, including the applicability and effect of federal, state, local and other tax laws. Limited Partners should be aware that the specific tax consequences to them will vary depending upon several factors, including when the Limited Partner purchased his or her Units.

In General. The Partnership, as a partnership for federal income tax purposes, is not subject to federal income tax; rather, each Limited Partner is required to take into account his or her distributive share of the Partnership’s income, gains, losses, deductions, credits and tax preference items in computing such Limited Partner’s federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether the Limited Partner has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each Limited Partner on a Schedule K-1. Each Limited Partner is required to report consistently with such Schedule K-1 unless the Limited Partner discloses any inconsistent position to the IRS when the Limited Partner files his or her federal income tax return. A Limited Partner’s distributive share of the Partnership’s income or loss is determined in accordance with the allocations set forth in the Partnership LPA.

Sale of the Partnership’s Assets. For federal income tax purposes, each Limited Partner will be required to include in his or her income his or her allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership’s assets pursuant to the Proposal. If an Apartment Complex is sold or otherwise disposed of by a Local Limited Partnership, the Local Limited Partnership will realize gain (or loss) to the extent that the proceeds of the sale or disposition are greater than (or less than) the adjusted federal income tax basis of the Apartment Complex. Gain or loss is passed through the Local Limited Partnerships to the Partnership and the Local General Partner, as provided in the respective Local Limited Partnership partnership agreements, and then to the MGP and Limited Partners, as provided in the Partnership LPA. Except to the extent gain is attributable to recapture of certain types of depreciation deductions previously claimed, gain from the sale of depreciable property held for use in a trade or business (such as an Apartment Complex) is treated as gain from the sale of Section 1231 property, which is generally treated in a manner similar to long-term capital gain as long as all gains from the sale of Section 1231 property exceed all losses from the sale of Section 1231 property in the taxable year. If losses from the sale of Section 1231 property exceed the amount of all gains from Section 1231 property, then all gains and losses are treated as ordinary gains and losses. However, Section 1231 of the Code provides that gain from the sale of Section 1231 property, rather than being treated in a manner similar to long-term capital gain if the required one year holding period is met, is treated as ordinary income to the extent of the excess of Section 1231 losses over Section 1231 gains from prior sales of Section 1231 property during the five most recently completed taxable years of the taxpayer. Accordingly, the tax effect of the sale of an Apartment Complex could be different for different Limited Partners depending upon their own circumstances. Following the sale of an Apartment Complex, a Local Limited Partnership will be liquidated. Upon liquidation of a Local Limited Partnership, the Partnership will generally recognize capital gain to the extent that a liquidating cash distribution exceeds the Partnership’s basis for its Local Limited Partnership Interest immediately before the distribution, and will recognize a capital loss to the extent that the Partnership’s basis exceeds its share of the liquidating cash distribution. Any such gain or loss will pass through to the Limited Partners and MGP.

If the Partnership sells an interest in a Local Limited Partnership, the Partnership will realize gain equal to the excess of the sale price plus the Partnership’s share of non-recourse liabilities as to which it is released over the Partnership’s adjusted basis in the Local Limited Partnership Interest. Any gain or loss is passed through to the Limited Partners and MGP under the Partnership LPA. Any such gain which is attributable to depreciation recapture will be treated as ordinary income for tax purposes and any other gain will generally be treated as capital gain.

Any gain recognized upon a sale of Partnership assets which qualifies as long term capital gain will be taxed at a maximum rate of 25% to individuals. To the extent gain qualifies as ordinary income, the gain will be taxed for federal income tax purposes at a maximum rate of 37%. Also, there is an Unearned Income Medicare Contribution Tax of 3.8% that applies to net investment income for taxpayers whose modified adjusted gross income exceeds $200,000 (for single filers) and $250,000 (for married filing jointly). Section 1250 gain is taxed at a maximum rate of 25%, and capital loss is deductible to the extent of capital gain plus $3,000 per year, except that net capital loss may be recharacterized under Section 1231 of the Internal Revenue Code as ordinary loss. California taxes income at a maximum rate of 9.3% (with increases for high income persons), and other states tax income at varying rates. Different federal and California rates apply for taxpayers which are not natural persons. Congress is considering various proposals that could amend the current tax rates.

Distribution to the Limited Partners. A Limited Partner will recognize gain to the extent the amount of the liquidating distribution received by the Limited Partner exceeds the Limited Partner’s tax basis for his or her Units. Any such gain will be capital gain. In general, any such capital gain recognized by an individual, estate or trust will qualify for the 25% maximum federal capital gains tax on capital gains if the Units were held by such Limited Partner for more than one year. A Limited Partner’s tax basis for his or her Units will be increased by both the Limited Partner’s allocable share of any gain realized on the sale of the Partnership’s assets and by the amount of the Limited Partner’s allocable share of income from normal Partnership operations for the year of the liquidation. A Limited Partner’s allocable share of the Partnership cash may exceed his or her basis for his or her Units, and thereby cause the Limited Partner to recognize gain.

For purposes of determining a Limited Partner’s adjusted tax basis in his or her Units, an increase in a Limited Partner’s share of partnership liabilities is treated as a contribution of cash by that Limited Partner to the Partnership, and thereby results in an increase in the Limited Partner’s adjusted tax basis in his or her Units. Conversely, a decrease in a Limited Partner’s share of partnership liabilities is treated as a distribution of cash from the Partnership, and thereby results in a decrease in the Limited Partner’s adjusted tax basis in his or her Units. To the extent that a decrease in a Limited Partner’s share of partnership liabilities results in a deemed cash distribution to the Limited Partner which exceeds the Limited Partner’s adjusted tax basis in his or her Units, the Limited Partner will recognize gain to the extent of the excess of the deemed cash contribution over the adjusted tax basis in his or her Units.

A Limited Partner will recognize a capital loss to the extent the amount of the liquidating distribution received by the Limited Partner in the year of dissolution (including any deemed cash distributions to the Limited Partner attributable to a reduction in the Limited Partner’s share of partnership liabilities) is less than the Limited Partner’s tax basis for his or her Units, as such basis is adjusted to reflect any gain or loss realized by the Partnership on the sale of its assets and to reflect the Partnership’s income or loss from operations for the year of the liquidation. Capital losses can be deducted for federal income tax purposes, in any year, only to the extent of a Limited Partner’s capital gains plus, in the case of certain non-corporate taxpayers, ordinary income up to $3,000.

Passive Activity Rules. Limited Partners that are individuals, trusts, estates, closely held corporations or personal service corporations are subject to the passive activity loss limitations rules of Section 469 of the Code. Those rules provide generally that losses from certain passive activities can only be used to offset income from passive activities. A Limited Partner’s allocable share of Partnership income or loss from the sale of the Partnership’s assets is generally treated as derived from a passive activity. As a result, a Limited Partner’s allocable share of such losses may be used by the Limited Partner in the current taxable year to offset passive activity income from a Limited Partner’s other passive activity investments. Similarly, a Limited Partner’s allocable share of any Partnership gain realized on the sale of its assets is generally characterized as passive activity income that may be offset by unused previously allocated Partnership passive activity losses or by passive activity losses from a Limited Partner’s other passive activity investments. Because the Proposal is a fully taxable transaction, Section 469 of the Code generally allows any suspended passive activity losses of the Limited Partner with respect to his or her investment in the Partnership to be used to reduce other income of the Limited Partner upon liquidation. Any suspended passive activity losses remaining after being offset against any gain from the Proposal and any other passive income for the year of the Proposal can generally be used to offset non-passive income from other sources.

As a result of the Proposal, it is estimated that a Limited Partner who has held his or her Units since the initial offering (“Original Limited Partners”) may recognize a tax cost. However, Original Limited Partners who have not used any of their suspended passive activity losses except to offset prior income/gains from the Partnership will be able to offset Proposal gain with such losses. As set forth in the chart above in “Estimated Results of Operations,” and based on the assumptions set forth therein, including the hypothetical that all unsold assets are sold on December 31, 2019, the MGP estimates that Original Limited Partners who have not used any passive activity losses generated by the Partnership would have $778 per Unit in previously suspended passive activity losses. (This may not be the case, as the Partnership has previously disposed of interests in other Local Limited Partnerships, or other Local Limited Partnerships have previously disposed of their Apartment Complexes, in taxable transactions.) Limited Partners are reminded that tax laws, including laws governing tax rates and use of passive losses, could change at any time.

Consequently, if a Limited Partner previously has not been able to use the passive activity losses generated by the Partnership, it is likely that the Limited Partner will be able to use his or her unused passive activity losses upon the Proposal. Limited Partners are urged to consult with their tax advisors regarding the impact of the passive loss rules on their individual circumstances.

Low-Income Housing Tax Credit Recapture. Section 42 of the Code provides for LIHTCs with respect to low-income housing that is constructed, rehabilitated or acquired after 1986. LIHTCs are claimed over a 10-year period. Owners of an interest in low-income housing are required to recapture a portion of LIHTCs previously claimed if at any time during the 15-year LIHTC compliance period there is a disposition of an interest in the property unless, with respect to interests transferred after July 30, 2008, it is reasonable to expect under the circumstances that the housing will continue to operate as qualified low-income housing for the balance of the 15-year LIHTC compliance period.

Each of the 13 Apartment Complexes qualified for LIHTCs and such tax credits were allocated to the Limited Partners. The 15-year LIHTC compliance period of the TTLP Apartment Complex has terminated, and no transfer will result in any recapture of tax credits for that Apartment Complex.

THE FOREGOING DISCUSSION IS ONLY A SUMMARY AND IS NOT A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS RELEVANT TO A DECISION WHETHER TO VOTE IN FAVOR OF APPROVAL OF THE LIQUIDATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN DETERMINING THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES, AND ANY OTHER TAX CONSEQUENCES, OF THE LIQUIDATION TO YOU.

CONTINGENCIES

Contingencies to the sale of the TTLP asset include the sale of the Pierce Street asset, the consent of the Limited Partners, the identification of a purchaser, the consent of the TTLP Local General Partner, and, perhaps, consent of the lenders and the state allocating agency.

If the contingencies described above are satisfied, the MGP anticipates that the Partnership would proceed with the sale with the goal of completing the sale and the Dissolution and Termination during 2019. Upon the sale and the Dissolution and Termination, individual Limited Partners would be entitled to use their unused passive losses as discussed herein. Of course, there can be no absolute guarantee in this regard, and sale and the Dissolution and Termination could occur in a year following 2019.

Regulatory Approvals

Except as described above, no United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Partnership’s Dissolution and Termination. As described above, the sale of the TTLP asset might require the prior approval of lenders and/or state regulatory agencies.

VOTING RIGHTS AND PROCEDURES

The only outstanding voting security of the Partnership is the Units. The Units are not publicly traded and there is no established trading market for the Units.

All Limited Partners as of ____, 2019 (the “Record Date”) are entitled to notice of and to vote on the Proposal. As of __________, 2019, there were _________ Units outstanding and _______ Limited Partners or assignees entitled to vote such Units. The Proposal will require the favorable vote of a majority-in-interest of the Limited Partners.

As of the Record Date, no person was known by the Partnership to be the beneficial owner of more than 5% of the Units. Neither the MGP, nor any of its affiliates, own any of the Units. There were no transactions in the Units of which the Partnership is aware during the preceding 60 days.

No meeting will be held with regard to the Proposal or the solicitation of the Limited Partners. Voting may be accomplished by any one of the following methods (each a “Consent”):

1.           Mark, date and sign the enclosed Consent Card and mail it in the enclosed postage paid envelope to:

Insurer Direct Corp.
500 Perimeter Drive, Suite D
Morrisville, NC 27560

2.           Mark, date, sign and fax the enclosed Consent Card to Insurer Direct Corp. at 202-521-3464.

3.           Using the Internet, log on to https://www.iproxydirect.com/NF67 and follow the instructions to create an electronic voting instruction form.

4.           Using your telephone, call 1-866-752-VOTE (8683) and follow the instructions to vote via telephone.

Only Consents received prior to the close of business on the date (the “Action Date”) which is the earlier of: (1) the date on which the Partnership receives approval and/or disapproval of the Proposal from a majority-in-interest of the Limited Partners, or (2) ___________, 2019 (unless such latter date is extended by the MGP), will be counted. However, Limited Partners are urged to return their Consents at the earliest practicable date.

The Partnership’s name is WNC Housing Tax Credit Fund VI, L.P., Series 7, and the general partner’s name is WNC & Associates, Inc. The offices of the Partnership and the MGP are located at 17782 Sky Park Circle, Irvine, California 92614, and the telephone number is 1-714-662-5565 x600.

If a Limited Partner has delivered a Consent to the Partnership, the Limited Partner may revoke such Consent no later than the close of business on the date immediately preceding the Action Date. As of the Action Date, the Proposal will either be approved or disapproved. The only method for revoking a Consent is by the delivery to the Partnership prior to the Action Date of a written instrument executed by the Limited Partner who executed the Consent stating that the Consent previously executed and delivered is thereby revoked. Other than the substance of the revocation so described, no specific form is required for such revocation. An instrument of revocation will be effective only upon its actual receipt by the Partnership prior to the Action Date at the Partnership’s offices.

Under California law, there are no rights of dissenters or appraisal rights with regard to the Proposal.

This solicitation is being made by the Partnership and the MGP. The cost of this solicitation of Consents is being borne by the Partnership. Such solicitation is being made by mail and, in addition, may be made by officers and other employees of the MGP, by telephone or email but these persons will not receive additional compensation for rendering these services. The Partnership has retained the services of Issuer Direct Corp., a professional proxy solicitation firm, to aid in the solicitation of consents. Issuer Direct Corp. may solicit consents by personal interview, mail, telephone, facsimile, email, or otherwise. The Partnership expects that it will pay Issuer Direct Corp. its customary fee, estimated to be approximately $3.00 per Limited Partner, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

This Consent Solicitation Statement has been filed with the Securities and Exchange Commission. However, the Proposal has not been approved or disapproved by the SEC nor has the SEC passed upon the fairness or merits of the Proposal nor upon the accuracy or adequacy of the information included herein. Any representation to the contrary is unlawful. This Consent Solicitation Statement and the enclosed form of Action By Written Consent of Limited Partners were first sent to the Limited Partners on or about ____________, 2019.

SUMMARY OF THE PARTNERSHIP LPA

The Partnership LPA is the governing instrument establishing the Partnership’s right under the laws of the State of California to operate as a limited partnership, and contains the rules under which the Partnership is operated. The Partnership LPA is its Agreement of Limited Partnership dated as of April 1, 1999 among the MGP and the Limited Partners. The following is a description of the material provisions of the Partnership LPA.

Management and Control

WNC & Associates, Inc. is the general partner of the Partnership and has the exclusive management and control of all aspects of the business of the Partnership. The Partnership LPA imposes a variety of restrictions on the MGP’s authority in governing the Partnership’s operations, including limits on transactions between the MGP and its affiliates and the Partnership, limits on Partnership borrowing, and limits on Partnership investments and reinvestments. Additionally, the voting rights granted to the Limited Partners discussed below may restrict the MGP’s authority.

The MGP may not voluntarily withdraw from the Partnership without the approval of Limited Partners holding more than 50% of the total outstanding Units entitled to vote. The MGP may be removed upon a vote of Limited Partners owning more than 50% of the total outstanding Units entitled to vote.

The Partnership LPA includes restrictions on the power of the MGP. Included among them are the following.

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There is a prohibition on the sale of any Local Limited Partnership Interest or Apartment Complex to the MGP or its affiliates. Accordingly, no such sale could be made at any price without the consent of a majority-in-interest of the Limited Partners.
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The MGP may not sell all or substantially all of the Partnership’s assets in a single transaction without the consent of a majority-in-interest of the Limited Partners.
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No WNC entity could have been the Local General Partner of a Local Limited Partnership at the time of the Partnership’s acquisition of an interest therein. A WNC entity could become a Local General Partner after acquisition only: (a) upon request by a lender that such action be taken, (b) in the event of the bankruptcy, death, dissolution, withdrawal, removal or adjudication of incompetence of a Local General Partner, and/or (c) in the event of a material default by a Local General Partner or any of its affiliates on any obligations or upon a material default by the Local Limited Partnership under its mortgage loan or upon the occurrence of certain other events.

Liability of Limited Partners

A Limited Partner is not permitted to take any part in the management or control of the business of the Partnership and may not be required to contribute additional capital at any time. A Limited Partner is not liable for Partnership obligations in excess of the Limited Partner’s unreturned capital contribution and share of undistributed profits.

Status of Units

Each Unit was issued as fully paid and non-assessable and all Units have equal voting and other rights.

Voting Rights of Limited Partners

In any vote of the Limited Partners, each Limited Partner will be entitled to cast one vote for each Unit which such Limited Partner owns as of the date designated as the record date for such vote. The Limited Partners have the right, by vote of Limited Partners owning more than 50% of the total outstanding Units, to vote upon: (i) amendment of the Partnership LPA, subject to the limitations described in the following paragraph; (ii) dissolution of the Partnership; (iii) removal and replacement of the MGP; or (iv) the sale of all or substantially all of the assets of the Partnership in a single transaction, other than in connection with the liquidation of the Partnership.

The Limited Partners may not amend the Partnership LPA in any manner that (i) allows the Limited Partners to take any action which would constitute their participation in the control of the Partnership’s business within the meaning of California law; (ii) otherwise causes a loss of the Limited Partners’ limited liability; or (iii) without the Consent of the MGP, alters the rights, power, duties or compensation of the MGP or its interest in Partnership profits, losses, tax credits, or distributions.

Meetings

The MGP may at any time call a meeting of the Limited Partners or a vote of the Limited Partners without a meeting, on matters on which they are entitled to vote, and shall call such meeting or for a vote without a meeting following receipt of a written request therefore of Limited Partners holding 10% or more of the total outstanding Units.

Books of Account and Records; Reports

The MGP is responsible for keeping books of account and records of the Partnership reflecting all of the contributions to the capital of the Partnership and all of the expenses and transactions of the Partnership. The MGP is responsible for preparing and filing quarterly and annual financial statements and reports for the Partnership, and for preparing and filing Partnership information income tax returns.

Under the Partnership LPA, books of account and records include the following: (i) a current list of the full name and last known business or residence address of each Limited Partner set forth in alphabetical order together with the capital contribution and the share in profits and losses of each Limited Partner; (ii) a copy of the Certificate of Limited Partnership and all amendments thereto; (iii) copies of the Partnership’s Federal, state and local income tax information returns and reports, if any, for the six most recent taxable years; (iv) copies of the original Partnership LPA and all amendments; (v) financial statements of the Partnership for the six most recent fiscal years; and (vi) the Partnership’s books and records for at least the current and past three fiscal years.

Such records are kept at the principal place of business of the Partnership in the State of California, and each Limited Partner and the Limited Partner’s authorized representatives have, upon reasonable request and during normal business hours, the right to inspect and copy at their expense such records. Upon the request of a Limited Partner, the MGP shall promptly deliver to such Limited Partner at the expense of the Partnership a copy of the information described in (i), (ii), (iii) or (iv) above.

Allocations and Distributions

The Partnership LPA includes terms providing for the allocation of income, losses, tax credits and distributions of the Partnership.

Transferability of Units

The Partnership may charge a reasonable transfer fee for processing requests for transfer of Units. The effectiveness of any proposed transfer of Units or an interest in Units may be denied or deferred by the MGP as necessary, in the opinion of counsel, to avoid the termination of the Partnership within the meaning of Section 708 of the Internal Revenue Code, or classification of the Partnership as a publicly-traded partnership or as an association taxable as a corporation. In addition, no transfers may be made to tax-exempt or foreign entities.

Term and Dissolution

The Partnership was formed on June 16, 1997 and will continue until the earlier of (i) the liquidation of all of its assets; (ii) an event of withdrawal shall occur as to the MGP; (iii) the Limited Partners vote to dissolve the Partnership by majority vote; or (iv) December 31, 2060.

Indemnification of the MGP

The Partnership LPA provides that neither the MGP nor any affiliate shall have any liability to the Partnership or to any partner for any loss suffered by the Partnership which arises out of any action or inaction of the MGP or affiliate if such person, in good faith, determined that such course of conduct was in the best interest of the Partnership, such person was acting on behalf of, or performing services for, the Partnership, and such course of conduct did not constitute negligence or misconduct. The Partnership LPA also provides that the Partnership will indemnify the MGP and its affiliates against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them when acting on behalf of, or performing services for, the Partnership, provided that the same were not the result of negligence or misconduct by such person and such person determined in good faith that its conduct was in the best interest of the Partnership.

Fiduciary Duty

The MGP has fiduciary responsibility for the safekeeping and use of all assets of the Partnership and may not contract away its fiduciary duty.

PARTNERSHIP BUSINESS AND PROPERTIES

The business of the Partnership and its investments in properties are discussed throughout this Consent Solicitation Statement. Additional information regarding the Partnership’s investment in properties is set forth in Annex A hereto.

FINANCIAL INFORMATION

Pursuant to regulatory requirements, this Consent Solicitation Statement must include certain financial and other information, which was also included in the Partnership’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30,2019. Included in Annex B hereto is the following information as of the respective dates indicated in Annex B: (i) management’s discussion and analysis of financial condition and results of operations; and (ii) financial statements and schedules. Included in Annex C hereto is the following information as of the respective dates indicated in Annex C: (i) financial statements; and (ii) management’s discussion and analysis of financial condition and results of operations.

Selected Financial Data

The Partnership’s fiscal year end is March 31. The information set forth below presents selected financial data of the Partnership for each of the last five years in the period ended March 31, 2019. The information presented in the tables should be read in conjunction with the Partnership’s financial statements and the related notes included in Annex B and Annex C.

	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
BALANCE SHEET

ASSETS
Cash	$501,793	$785,098	$278,964	$213,363	$188,892
Investments in Local Limited Partnerships, net	-	-	-	-	-
Other Assets	$9,000	$1,062	$6,521	3,800	6,463

LIABILITIES
Accrued fees and expenses due to MGP and affiliates	$45,199	$60,103	$153,719	$195.569	$296,548

PARTNERS’ EQUITY (DEFICIT)	$485,516	$726,057	$131,766	$21,594	$(101,193)

The book value per Unit was as follows:	$25.91	$38.63	$7.01	$1.15	$(5.37)

	For the Year Ended March 31, 2019	For the YearEnded March 31, 2018	For the YearEnded March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
OPERATIONS

Income (Loss) from operations	$(241,149)	$77,688	$10,994	$72,463	$105,906
Gain on sale of Local Limited Partnerships	-	$516,365	$99,087	$50,249	$54,002
Net income (loss)	$(240,541)	$594,291	$110,172	$122,787	$159,955
Net income (loss) allocated to:
MGP	$(241)	$594	$110	$123	$160
Limited Partners	$(240,300)	$593,697	$110,062	$122,664	$159,795
Net income (loss) per Unit	$(12.82)	$31.62	$5.86	$6.52	$8.48
Outstanding weighted Units	18,738	18,795	18,795	18,825	18,840

The Partnership does not have “fixed charges” within the meaning of Item 503(d) of SEC Regulation S-K. Accordingly, no ratio of earnings to fixed charges is presented herein.

MANAGEMENT

The MGP is a California corporation. Since its formation in 1971, the principal business of the MGP has been providing investments in affordable housing. The directors of the MGP are Wilfred N. Cooper, Sr., Wilfred N. Cooper, Jr., Kay L. Cooper and Jennifer E. Cooper. The executive officers of the MGP are set forth in the chart that follows. The business address of each such person is 17782 Sky Park Circle, Irvine, CA 92614, and the business telephone number of each such person is 1-714-662-5565 x600. Each director and executive officer of the MGP is a citizen of the United States. Neither the Partnership, the MGP, nor any director or executive officer of the MGP, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanor) during the past five years. Neither the Partnership, the MGP, nor any director or executive officer of the MGP has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Wilfred N. Cooper, Sr.	Chairman
Wilfred N. Cooper, Jr.	President, Chief Executive Officer and Secretary
Melanie R. Wenk, CPA	Executive Vice President – Chief Financial Officer
David N. Shafer, Esq.	Executive Vice President – Legal Affairs
Michael J. Gaber	Executive Vice President – Asset Management and Fund Management
Anand Kannan	President – Community Preservation Partners
Anil Advani	Executive Vice President – Originations and Finance
Christine A. Cormier	Senior Vice President – Investor Relations

Wilfred N. Cooper, Sr. is the founder and Chairman of the Board of Directors of WNC & Associates, Inc., a Director of WNC Capital Corporation, and a general partner in some of the partnerships previously sponsored by WNC & Associates, Inc. Mr. Cooper has been actively involved in the affordable housing industry since 1968. Previously, during 1970 and 1971, he was founder and a principal of Creative Equity Development Corporation, a predecessor of WNC & Associates, Inc., and of Creative Equity Corporation, a real estate investment firm.

Wilfred N. Cooper, Jr. (“MGP President”) is President, Chief Executive Officer, Secretary, a Director, and a member of various Committees, of WNC & Associates, Inc. He is President and a Director of, and a registered principal with, WNC Capital Corporation. He has been involved in real estate investment and acquisition activities since 1988 when he joined WNC & Associates, Inc.

Melanie R. Wenk is Executive Vice President – Chief Financial Officer of WNC & Associates, Inc. She is a member of various Committees of WNC & Associates, Inc. Prior to joining WNC in 2003, Ms. Wenk was associated as a public accountant.

David N. Shafer is Executive Vice President – Legal Affairs, and a member of various Committees, of WNC & Associates, Inc. He is also a registered representative with WNC Capital Corporation. Mr. Shafer has been active in the real estate industry since 1984. Before joining WNC & Associates, Inc. in 1990, he was engaged as an attorney in the private practice of law with a specialty in real estate and taxation.

Michael J. Gaber is Executive Vice President– Asset Management and Fund Management, and a member of various Committees, of WNC & Associates, Inc. Mr. Gaber has been involved in real estate acquisition, valuation and investment activities since 1989 and has been associated with WNC & Associates, Inc. since 1997. Prior to joining WNC & Associates, Inc., he was involved in the valuation and classification of major assets, restructuring of debt and analysis of real estate taxes with a large financial institution.

Anand Kannan is President of Community Preservation Partners, LLC and a member of various Committees of WNC & Associates, Inc. Prior to joining WNC in 2011, Mr. Kannan served as Associate Director at Vitus Group (previously Pacific Housing Advisors, Inc.), where he developed or consulted on affordable housing projects across the country.

Anil Advani is Executive Vice President – Originations and Finance of WNC & Associates, Inc. and a member of various Committees of WNC & Associates, Inc. Mr. Advani has 16 years of experience in affordable housing. Prior to joining WNC in 2011 and rejoining WNC in 2013, he worked for major tax credit syndicators where he was involved in the originations, structuring, and placement to institutional investors of local limited partnership investments. Prior to that, he was associated with a major accounting firm performing due diligence reviews of tax credit investments on behalf of institutional investors.

Christine A. Cormier is Senior Vice President – Investor Relations of WNC & Associates, Inc. She is a registered representative with WNC Capital Corporation. Ms. Cormier has been active in the real estate industry since 1985. Prior to joining WNC in 2008, Ms. Cormier was with another major tax credit syndicator for over 12 years where she was the Managing Director of investor relations.

Kay L. Cooper is a Director of WNC & Associates, Inc. and has not otherwise been engaged in business activities during the previous five years.

Jennifer E. Cooper is a Director of WNC & Associates, Inc. and has not otherwise been engaged in business activities during the previous five years.

The MGP and its affiliates are entitled under the Partnership LPA to certain compensation and other economic benefits, as summarized below.

Compensation for Services. For services rendered by the MGP or an affiliate of the MGP in connection with the administration of the affairs of the Partnership, the MGP or any such affiliate may receive an annual asset management fee in an amount not exceed 0.5% of the Partnership’s “Invested Assets” in the Local Limited Partnerships, which includes the Partnership’s cash investment plus its allocable share of the mortgages. The asset management fee is payable with respect to the previous calendar quarter on the first day of each calendar quarter during the year. Accrued but unpaid asset management fees for any year are deferred without interest and are payable in subsequent years from any funds available to the Partnership after payment of all other costs and expenses of the Partnership, including any capital reserves then determined by the MGP to no longer be necessary to be retained by the Partnership, or from the proceeds of a sale or refinancing of Partnership assets. Asset management fees of approximately $14,000 and $15,000 were incurred during the years ended March 31, 2019 and 2018, respectively. The Partnership paid approximately $40,000 and $109,000 of accrued fees during the years ended March 31, 2019 and 2018, respectively.

Operating Expenses. Reimbursement to the MGP or an affiliate of operating cash expenses is subject to specific restrictions in the Partnership LPA. The unpaid operating expenses reimbursable to the MGP or affiliates were approximately $45,000 and $54,000 for the years ended March 31, 2019 and 2018, respectively. The Partnership reimbursed operating expenses of approximately $262,000 and $104,000 during the years ended March 31, 2019 and 2018, respectively.

Interest in Partnership. The MGP receives 1% of the Partnership’s operating income or losses, gain or loss from the sale of property and operating cash distributions. There were no distributions of operating cash to the MGP during the years ended March 31, 2019 and 2018. The MGP has an interest in sale or refinancing proceeds as follows: after the Limited Partners have received a return of their capital, and a return thereon, the MGP may receive an amount equal to its capital contribution, less any prior distribution of such proceeds, and then the MGP may receive 10% and the Limited Partners 90% of any remaining proceeds. There were no such distributions during the years ended March 31, 2019 and 2018.

OTHER MATTERS

The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, files reports, statements and other information with the Securities and Exchange Commission. Such reports, statements and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, NE, Washington, D.C., 20549, at prescribed rates. Such materials may also be accessed on the Internet through the SEC’s address at http://www.sec.gov, and are available in paper form to Limited Partners without charge upon written request to Investor Services, 17782 Sky Park Circle, Irvine, California 92614.

In connection with the winding up, Dissolution and Termination of the Partnership, the MGP shall cause to be executed and timely filed (i) with the California Secretary of State, a Certificate of Cancellation canceling the Partnership’s Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; (iv) with the Securities and Exchange Commission, any reports required under the Securities Exchange Act of 1934, as amended, including a Form 15 terminating the registration of the Partnership under the Exchange Act; and (v) all reports required to be delivered to the Limited Partners in accordance with the Partnership LPA.

No persons have been authorized to give any information or to make any representations other than as contained in this Consent Solicitation Statement in connection with the Proposal and, if given or made, such information or representations must not be relied upon as having been authorized by the Partnership. This Consent Solicitation Statement does not constitute the solicitation of a consent by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. The delivery of this Consent Solicitation Statement shall not under any circumstances create an implication that there has been any change in the affairs of the Partnership since the date hereof or that the information herein is correct as of any time subsequent to its date.

The materials in each Annex refer to the MGP as “Associates” or the “General Partner,” and the Apartment Complexes as the “Housing Complexes.” “Compliance Period” for a Housing Complex means the 15-year federal tax credit compliance period.

ANNEX A

PROPERTIES

Through its investments in Local Limited Partnerships, the Partnership holds indirect ownership interests in the Housing Complexes. The following table reflects the status of the two Housing Complexes for which the Partnership had ownership during the fiscal year ended March 31, 2019, as of the dates or for the periods indicated:

			As of March 31, 2019		As of December 31, 2018
Local Limited Partnership Name	Location	General Partner Name	Partnership’s Total Investment in Local Limited Partnerships	Amount of Investment Paid to Date	Number of Units	Estimated Aggregate Low Income Housing Tax Credits (1)	Mortgage Balances of Local Limited Partnership

Pierce Street Partners, L.P.	Sioux City, Iowa	Lewis F. Weinberg, Weinberg Investments, Inc. and Sioux Falls Environmental Access, Inc.	$2,389,000	$2,389,000	86	$2,437,000	$3,066,000

Timberwolf Townhomes, L.P.	Deer River, Minnesota	Curtis G. Carlson Co., Inc., M.F. Carlson Co., Inc., and Robert Carlson	469,000	469,000	20	631,000	1,343,000

			$2,858,000	$2,858,000	106	$3,068,000	$4,409,000

(1)
Represents aggregate anticipated Low Income Housing Tax Credits to be received over the 10 year credit period if Housing Complexes are retained and rented in compliance with credit rules for the 15-year Compliance Period. All of the anticipated Low Income Housing Tax Credits have been received from the Local Limited Partnerships and allocated to the Limited Partners and General Partner and are no longer available to the Partnership’s Limited Partners.

	For the Year Ended December 31, 2018
Local Limited Partnership Name	Rental Income	Net Income (Loss)	Low Income Housing Tax Credits Allocated to Partnership

Pierce Street Partners, L.P.	$854,000	$245,000)	99.98%

Timberwolf Townhomes, L.P.	168,000	(15,000)	99.98%

	$1,022,000	$230,000

		Occupancy Rates As of December 31,
Local Limited Partnership Name	Location	General Partner Name	2018	2017	2016	2015	2014

2nd Fairhaven, LLC	Federalsburg, Maryland	Larry C. Porter and Carter Chinniss	N/A	N/A	N/A	N/A	100%

ACN Southern Hills Partners II, L.P.	Oskaloosa, Iowa	ACN Partnership	N/A	N/A	90%	87%	100%

Hickory Lane Partners, L.P.	Sioux City, Iowa	Lewis F. Weinberg, Weinberg Investments, Inc. and Sioux Falls Environmental Access, Inc.	N/A	N/A	98%	97%	97%

Montrose County Estates Limited Dividend Housing Association, L.P.	Montrose, Michigan	Raymond T. Cato, Jr., Christopher R. Cato and Kenneth Bradner	N/A	N/A	N/A	97%	91%

Ozark Properties III	Ozark, Arkansas	ERC Properties, Inc.	N/A	N/A	N/A	N/A	100%

Pierce Street Partners, L.P.	Sioux City, Iowa	Lewis F. Weinberg, Weinberg Investments, Inc. and Sioux Falls Environmental Access, Inc.	100%	97%	97%	98%	98%

Red Oaks Estates, L.P.	Holly Springs, Mississippi	Douglas B. Parker and Billy D. Cobb	N/A	N/A	N/A	N/A	100%

School Square, L.P	Albany, Minnesota	Bradley V. Larson	N/A	N/A	N/A	N/A	100%

Tahlequah Properties IV	Tahlequah, Oklahoma	ERC Properties, Inc.	N/A	N/A	N/A	N/A	96%

Timberwolf Townhomes, L.P	Deer River, Minnesota	Curtis G. Carlson Co., Inc., M.F. Carlson Co., Inc., and Robert Carlson	100%	100%	95%	90%	100%

United Development L.P., 2000	West Memphis, Arkansas	Harold E. Buehler, Sr. and Jo Ellen Buehler	N/A	N/A	N/A	N/A	69%
	Weighted Average		100%	98%	96%	95%	94%

N/A - The Partnership sold its interest in the Local Limited Partnership, or the Apartment Complex was sold, prior to the respective year end.

ANNEX B - ANNUAL FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

With the exception of the discussion regarding historical information, this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other discussions elsewhere herein contain forward looking statements. Such statements are based on current expectations subject to uncertainties and other factors which may involve known and unknown risks that could cause actual results of operations to differ materially from those projected or implied. Further, certain forward-looking statements are based upon assumptions about future events which may not prove to be accurate.

Risks and uncertainties inherent in forward looking statements include, but are not limited to, the Partnership’s future cash flows and ability to obtain sufficient financing, level of operating expenses, conditions in the Low Income Housing Tax Credits property market and the economy in general, as well as legal proceedings. Historical results are not necessarily indicative of the operating results for any future period.

Subsequent written and oral forward looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by cautionary statements herein and in reports filed with the SEC. The following discussion should be read in conjunction with the financial statements and the notes thereto included elsewhere herein.

Critical Accounting Policies and Certain Risks and Uncertainties

The Partnership believes that the following discussion addresses the Partnership’s most significant accounting policies, which are the most critical to aid in fully understanding and evaluating the Partnership’s reported financial results, and certain of the Partnership’s risks and uncertainties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Method of Accounting for Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable. Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the product of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and the estimated residual value to the Partnership. If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments were capitalized as part of the investment account and were being amortized over 30 years.

“Equity in losses of Local Limited Partnerships” for each year ended March 31 has been recorded by the Partnership based on the twelve months of reported results provided by the Local Limited Partnerships for each year ended December 31. Equity in losses of Local Limited Partnerships allocated to the Partnership is not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships reported net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended (see Note 2 in the financial statements).

Distributions received from the Local Limited Partnerships are accounted for as a reduction of the investment balance. Distributions received after the investment has reached zero are recognized as distribution income.

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership's interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership's balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership's exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnerships has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2015 remain open.

Impact of Recent Accounting Pronouncements

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. In addition, in October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held Through Related Parties That Are Under Common Control”, to provide further clarification guidance to ASU No. 2015-02. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations and securitization structures. ASU 2015-02 and ASU 2016-17 simplify and improve GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model) and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 is effective for periods beginning after December 15, 2015. ASU 2016-17 is effective for periods beginning after December 15, 2016. The adoption of these updates did not materially affect the Partnership's financial statements.

Certain Risks and Uncertainties

To date, certain Local Limited Partnerships have incurred significant operating losses and have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partners may be required to sustain the operations of such Local Limited Partnerships. If additional capital contributions are not made when they are required, the Partnership’s investment in certain of such Local Limited Partnerships could be lost, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Anticipated future and existing cash resources of the Partnership are not sufficient to pay existing liabilities of the Partnership. However, substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates. Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership. The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

Financial Condition

The Partnership’s assets at March 31, 2019 consisted of $502,000 in cash and cash equivalents, $20,000 in prepaid asset management fees, and $9,000 in other assets. Liabilities at March 31, 2019 consisted of $45,000 of accrued fees and expenses due to the General Partner and/or its affiliates (see “Future Contractual Cash Obligations” below).

Results of Operations

Year Ended March 31, 2019 Compared to Year Ended March 31, 2018 The Partnership’s net loss for the year ended March 31, 2019 was $241,000, reflecting a decrease of $835,000 from the net income of $594,000 experienced for the year ended March 31, 2018. The change was mainly due to a gain on sale of Local Limited Partnerships of $516,000 for the year ended March 31, 2018 compared to no gain on sale recorded during the year ended March 31, 2019. The gain recorded by the Partnership can vary depending on the sales prices and values of the Housing Complexes that are sold. Legal and accounting fees increased by $147,000 for the year ended March 31, 2019. The increase was mainly due to legal expenses incurred for a Local Limited Partnership and its General Partner as discussed in Item 3. Legal Proceeding. Asset management fees decreased by $1,000 during the year ended March 31, 2019. The fees are calculated based on the value of invested assets, which decreased due to the sales of Local Limited Partnerships. The Partnership received $20,000 in distribution income and reporting fees from Local Limited Partnerships during the year ended March 31, 2019 compared to $192,000 received during the year ended March 31, 2018. Distributions and reporting fees vary depending on when the Local Limited Partnerships’ cash flows will allow for the payment. Write off of other assets decreased by $2,000 during the year ended March 31, 2019 compared to the year ended March 31, 2018. Capitalized costs from potential disposition of Local Limited Partnerships were expensed due to the length of time it has taken to dispose of the properties. Other expenses increased by $3,000 during the year ended March 31, 2019, due mainly to professional expenses incurred during the year ended March 31, 2019.

Year Ended March 31, 2018 Compared to Year Ended March 31, 2017 The Partnership’s net income for the year ended March 31, 2018 was $594,000, reflecting an increase of $484,000 from the net income of $110,000 experienced for the year ended March 31, 2017. The change was mainly due to a gain on sale of Local Limited Partnerships of $516,000 for the year ended March 31, 2018 compared to $99,000 recorded during the year ended March 31, 2017. The gain recorded by the Partnership can vary depending on the sales prices and values of the Housing Complexes that are sold. Legal and accounting fees increased by $17,000 for the year ended March 31, 2018. The increase was mainly due to legal expenses incurred for a Local Limited Partnership and its General Partner as discussed in Item 3. Legal Proceeding. Asset management fees decreased by $9,000 during the year ended March 31, 2018. The fees are calculated based on the value of invested assets, which decreased due to the sales of Local Limited Partnerships. The Partnership received $192,000 in distribution income and reporting fees from Local Limited Partnerships during the year ended March 31, 2018 compared to $107,000 received during the year ended March 31, 2017. Distributions and reporting fees vary depending on when the Local Limited Partnerships’ cash flows will allow for the payment. The Partnership received $6,000 as payment for principal and interest previously reserved on the note due from an affiliate from one Local Limited Partnership during the year ended March 31, 2017 compared to no payment received during the year ended March 31, 2018. Other expenses increased by $5,000 during the year ended March 31, 2018, due mainly to professional expenses incurred during the year ended March 31, 2018.

Liquidity and Capital Resources

Year Ended March 31, 2019 Compared to Year Ended March 31, 2018. The net decrease in cash and cash equivalents during the year ended March 31, 2019 was $283,000 compared to a net increase in cash and cash equivalents for the year ended March 31, 2018 of $506,000. The change was mainly due to a $516,000 decrease in sale proceeds from the disposition of Local Limited Partnerships during the year ended March 31, 2019. Proceeds received from disposition vary from period to period depending on the sales prices and value of the Housing Complexes sold. The Partnership received $20,000 in distributions and reporting fees during the year ended March 31, 2019 compared to $192,000 received during the year ended March 31, 2018. Distributions and reporting fees vary depending on when the Local Limited Partnerships’ cash flow will allow for the payment. There was a $262,000 reimbursement of operating advances paid to the General Partner or an affiliate during the year ended March 31, 2019 compared to $104,000 paid during the year ended March 31, 2018. In addition, the Partnership paid $40,000 in accrued asset management fees during the year ended March 31, 2019 compared to $109,000 payment for the year ended March 31, 2018. The reimbursements of operating expenses and asset management fees are paid after management reviews the cash position of the Partnership.

Year Ended March 31, 2018 Compared to Year Ended March 31, 2017. The net increase in cash and cash equivalents during the year ended March 31, 2018 was $506,000 compared to a net increase in cash and cash equivalents for the year ended March 31, 2017 of $66,000. The change was mainly due to a $417,000 increase in sale proceeds from the disposition of Local Limited Partnerships during the year ended March 31, 2018. Proceeds received from disposition vary from period to period depending on the sales prices and value of the Housing Complexes sold. The Partnership received $192,000 in distributions and reporting fees during the year ended March 31, 2018 compared to $107,000 received during the year ended March 31, 2017. Distributions and reporting fees vary depending on when the Local Limited Partnerships’ cash flow will allow for the payment. There was a $104,000 reimbursement of operating advances paid to the General Partner or an affiliate during the year ended March 31, 2018 compared to $42,000 paid during the year ended March 31, 2017. In addition, the Partnership paid $109,000 in accrued asset management fees during the year ended March 31, 2018 compared to $100,000 payment for the year ended March 31, 2017. The reimbursements of operating expenses and asset management fees are paid after management reviews the cash position of the Partnership. The Partnership also received $6,000 as payment for interest previously reserved on the note due from an affiliate from a Local Limited Partnership during the year ended March 31, 2017, compared to no payment received during the year ended March 31, 2018.

Future Contractual Cash Obligations

The following table summarizes the Partnership’s future contractual cash obligations as of March 31, 2019:

	2020	2021	2022	2023	2024	Thereafter	Total

Asset management fees (1)	$38,889	$13,612	$13,612	$13,612	$13,612	$490.032	$583,369
Total contractual cash obligations	$38,889	$13,612	$13,612	$13,612	$13,612	$490,032	$583,369

(1)
Asset Management Fees are payable annually until termination of the Partnership, which is to occur no later than 2060. The estimate of the fees payable included herein assumes the retention of the Partnership’s interest in all Housing Complexes until 2060. Amounts due to the General Partner as of March 31, 2019 have been included in the 2020 column. The General Partner does not anticipate that these fees will be paid until such time as capital reserves are in excess of the aggregate of the existing contractual obligations and the anticipated future foreseeable obligations of the Partnership.

For additional information regarding asset management fees, see Note 3 to the financial statements included elsewhere herein.

Off-Balance Sheet Arrangements

The Partnerships has no off-balance sheet arrangements.

Exit Strategy

See Note 1 to the financial statements included elsewhere herein.

Impact of Recent Accounting Pronouncements

See Note 1 to the financial statements included elsewhere herein.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Partners
WNC Housing Tax Credit Fund VI, L.P., Series 7

Opinion on the Financial Statements

We have audited the accompanying balance sheets of WNC Housing Tax Credit Fund VI, L.P., Series 7 (the "Partnership") as of March 31, 2019 and 2018, the related statements of operations, partners' equity (deficit), and cash flows for each of the years in the three-year period ended March 31, 2019, and the related notes and schedule (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Partnership as of March 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the three-year period ended March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the Partnership's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Supplemental Information

The schedule listed under Part IV, Item 15(a)(2) of Form 10-K related to each of the years in the three- year period ended March 31, 2019 has been subjected to audit procedures performed in conjunction with the audit of WNC Housing Tax Credit Fund VI, L.P., Series 7's financial statements. The schedule is the responsibility of the Partnership's management. Our audit procedures included determining whether the schedule reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the schedule. In forming our opinion on the schedule, we evaluated whether the schedule, including its form and content, is presented in conformity with the Securities and Exchange Commission's rules. In our opinion, the schedule is fairly stated, in all material respects, in relation to the financial statements as a whole.

We have served as the Partnership’s auditor since 2005.

/s/ CohnReznick, LLP

Bethesda, Maryland
June 26, 2019

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

BALANCE SHEETS

	March 31,

	2019	2018

ASSETS

Cash and cash equivalents	$501,793	$785,098
Investments in Local Limited Partnerships, net (Notes 2 and 3)	-	-
Prepaid asset management fees	19,922	-
Due from affiliates, net (Note 5)	-	-
Other assets	9,000	1,062

Total Assets	$530,715	$786,160

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

Liabilities:
Accrued fees and expenses due to General Partner and affiliates (Note 3)	$45,199	$60,103

Total Liabilities	45,199	60,103

Partners’ Equity (Deficit):
General Partner	127,182	127,423
Limited Partners (25,000 Partnership Units authorized; 18,738 and 18,795 Partnership Units issued and outstanding, respectively)	358,334	598,634

Total Partners’ Equity (Deficit)	485,516	726,057

Total Liabilities and Partners’ Equity (Deficit)	$530,715	$786,160

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

STATEMENTS OF OPERATIONS

	For the Years Ended March 31,

	2019	2018	2017
Operating income:
Reporting fees	$8,250	$7,500	$15,418
Distribution income	11,960	184,894	91,139
Other income	-	-	5,912

Total operating income	20,210	192,394	112,469

Operating expenses:	-
Asset management fees (Note 3)	13,612	15,000	24,323
Legal and accounting	230,097	82,916	66,057
Write-off of other assets	1,062	2,753	2,300
Other	16,588	14,037	8,795

Total operating expenses	261,359	114,706	101,475

Income (loss) from operations	(241,149)	77,688	10,994

Gain on sale of Local Limited Partnerships	-	516,365	99,087

Interest income	608	238	91

Net income (loss)	$(240,541)	$594,291	$110,172

Net income (loss) allocated to:
General Partner	$(241)	$594	$110

Limited Partners	$(240,300)	$593,697	$110,062

Net income (loss) per Partnership Unit	$(12.82)	$31.62	$5.86

Outstanding weighted Partnership Units	18,738	18,795	18,795

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

STATEMENTS OF PARTNERS’ EQUITY (DEFICIT)

	General Partner	Limited Partners	Total

Partners’ equity (deficit) at March 31, 2016	$126,719	$(105,125)	$21,594

Net income	110	110,062	110,172

Partners’ equity at March 31, 2017	126,829	4,937	131,766

Net income	594	593,697	594,291

Partners’ equity at March 31, 2018	127,423	598,634	726,057

Net loss	(241)	(240,300)	(240,541)

Partners’ equity at March 31, 2019	$127,182	$358,334	$485,516

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

STATEMENTS OF CASH FLOWS

	For the Years Ended March 31,

	2019	2018	2017

Cash flows from operating activities:
Net income (loss)	$(240,541)	$594,291	$110,172
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Increase in prepaid asset management fees	(19,922)	-	-
(Increase) decrease in other assets	(7,938)	5,459	(2,721)
Gain on sale of Local Limited Partnerships	-	(516,365)	(99,087)
Decrease in accrued fees and expenses due to General Partner and affiliates	(14,904)	(93,616)	(41,850)

Net cash used in operating activities	(283,305)	(10,231)	(33,486)

Cash flows from investing activities:
Net proceeds on sale of Local Limited Partnerships	-	516,365	99,087

Net cash provided by investing activities	-	516,365	99,087

Net increase (decrease) in cash and cash equivalents	(283,305)	506,134	65,601

Cash and cash equivalents, beginning of period	785,098	278,964	213,363

Cash and cash equivalents, end of period	$501,793	$785,098	$278,964

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Taxes paid	$800	$800	$800

See accompanying notes to financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 7, a California Limited Partnership (the “Partnership”) was formed on June 16, 1997 under the laws of the State of California, and commenced operations on September 3, 1999.  The Partnership was formed to acquire limited partnership interests in other limited partnerships ("Local Limited Partnerships") which own multi-family housing complexes (“Housing Complexes”) that are eligible for Federal low income housing tax credits (“Low Income Housing Tax Credits”).  The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complexes. Each Local Limited Partnership is governed by its agreement of limited partnership (the “Local Limited Partnership Agreement”).

WNC & Associates, Inc. is the general partner of the Partnership (the “General Partner” or “Associates”).  The chairman and president own all of the outstanding stock of Associates.  The business of the Partnership is conducted primarily through Associates, as the Partnership has no employees of its own.

The Partnership shall continue to be in full force and effect until December 31, 2060 unless terminated prior to that date pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership, and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes, of the partners.

The Partnership Agreement authorized the sale of up to 25,000 units of limited partnership interest (“Partnership Units”) at $1,000 per Partnership Unit.  The offering of Partnership Units has concluded and 18,850 Partnership Units, representing subscriptions in the amount of $18,828,790, net of dealer discounts of $21,210 had been accepted.  The General Partner has a 0.1% interest in operating profits and losses, taxable income and losses, cash available for distribution from the Partnership and Low Income Housing Tax Credits of the Partnership.  The investors (the “Limited Partners”) in the Partnership will be allocated the remaining 99.9% of these items in proportion to their respective investments. As of March 31, 2019 and 2018, a total of 18,738 and 18,795 Partnership Units remain outstanding, respectively.

The proceeds from the disposition of any of the Local Limited Partnership Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement.  Any remaining proceeds will then be paid to the Partnership.  The sale of a Housing Complex may be subject to other restrictions and obligations.  Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex.  Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership.  Should such distributions occur, the Limited Partners will be entitled to receive distributions equal to their capital contributions and their return on investment (as defined in the Partnership Agreement) and the General Partner would then be entitled to receive proceeds equal to its capital contributions from the remainder.  Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks.  These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments.  Some of those risks include the following:

The Low Income Housing Tax Credit rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction.  Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners.  Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives.  Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years (the “Compliance Period”), the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations.  Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken. The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar properties, and neighborhood conditions, among others.

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to the Limited Partners could be reduced if the IRS were successful in such a challenge.  The alternative minimum tax could reduce tax benefits from an investment in the Partnership.  Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

All of the Low Income Housing Tax Credits anticipated to be realized from the Local Limited Partnerships have been realized. The Partnership does not anticipate being allocated any Low Income Housing Tax Credits from the Local Limited Partnerships in the future. Until all Local Limited Partnerships have completed the 15 year Low Income Housing Tax Credit Compliance Period, risks exist for potential recapture of prior Low Income Housing Tax Credits received.

Substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates.  Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership.  The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits.  The initial programs have completed their Compliance Periods.

Upon the sale of a Local Limited Partnership Interest or Housing Complex after the end of the Compliance Period, there would be no recapture of Low Income Housing Tax Credits. A sale prior to the end of the Compliance Period could result in recapture if certain conditions are not met.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

With that in mind, the General Partner is continuing its review of the Housing Complexes, with special emphasis on the more mature Housing Complexes such as any that have satisfied the IRS compliance requirements.  The review considers many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or syndication, the Partnership expects to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership. Local Limited Partnership interests may be disposed of any time by the General Partner in its discretion. While liquidation of the Housing Complexes continues to be evaluated, the dissolution of the Partnership was not imminent as of March 31, 2019.

Upon management of the Partnership identifying a Local Limited Partnership for disposition, costs incurred by the Partnership in preparation for the disposition are deferred. Upon the sale of the Local Limited Partnership Interest, the Partnership nets the costs that had been deferred against the proceeds from the sale in determining the gain or loss on the sale of the Local Limited Partnership. Deferred disposition costs are included in other assets on the balance sheets.

As of March 31, 2019, the Partnership sold its Local Limited Partnership interest in Stroud Housing Associates, L.P., Lake Village Apartments, L.P., Ozark Properties III, Tahlequah Properties IV, Red Oaks Estates, 2nd Fairhaven, LLC, School Square Limited Partnership, United Development LP 2000, Montrose Country Estates LDHA LP, Hickory Lane Partners, L.P. and ACN Southern Hills Partners II.

As of March 31, 2019, the Partnership has identified the following Local Limited Partnerships for possible disposition:

Local Limited Partnership	Debt at 12/31/2018	Appraisal value	Estimated sales price	Estimated sales expenses	Estimated sale date

Timberwolf Townhomes Limited Partnership	$1,343,170	$425,000	(*)	$0	(*)

Pierce Street Partners Limited Partnership	$3,065,955	$4,845,000	(*)	$9,000	(*)

(*) Estimated sales price and estimated sale date have not yet been determined.

The Compliance Period for these Local Limited Partnerships above has expired so there is no risk of recapture to the investors.

The proceeds from the disposition of any of the Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement.  Any remaining proceeds will then be paid to the partners of the Local Limited Partnership, including the Partnership, in accordance with the terms of the particular Local Limited Partnership Agreement. The sale of a Housing Complex may be subject to other restrictions and obligations.  Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex.  Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership, as the proceeds first would be used to pay Partnership obligations and funding of reserves.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Method of Accounting For Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable.  Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocated to the Partnership and any estimated residual value to the Partnership.  If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership.  The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership.  Costs incurred by the Partnership in acquiring the investments were capitalized as part of the investment and were being amortized over 30 years.

“Equity in losses of Local Limited Partnerships” for each year ended March 31, 2019 and 2018 has been recorded by the Partnership based on the twelve months of reported results provided by the Local Limited Partnerships for each year ended December 31. Equity in losses of Local Limited Partnerships allocated to the Partnership is not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships reported net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended (see Note 2).

Distributions received from the Local Limited Partnerships are accounted for as a reduction of the investment balance.  Distributions received after the investment has reached zero are recognized as distribution income. As of March 31, 2019 and 2018, all of the investment balances in Local Limited Partnerships had reached zero.

After the investment account is reduced to zero, receivables due from the Operating Partnerships are decreased by the Partnership’s share of losses and, accordingly, a valuation allowance is recorded against receivables.

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership's interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership's balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership's exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents.  As of March 31, 2019 and 2018, the Partnership had $501,793 and $785,098 of cash equivalents, respectively.

Reporting Comprehensive Income

The Partnership had no items of other comprehensive income for all periods presented.

Net Income (Loss) Per Partnership Unit

Net income (loss) per Partnership Unit includes no dilution and is computed by dividing income (loss) available to Limited Partners by the weighted average number of Partnership Units outstanding during the period.  Calculation of diluted net income (loss) per Partnership Unit is not required.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, there financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2015 remain open.

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships.  The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships.  Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

 Impact of Recent Accounting Pronouncements

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. In addition, in October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held Through Related Parties That Are Under Common Control”, to provide further clarification guidance to ASU No. 2015-02. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations and securitization structures. ASU 2015-02 and ASU 2016-17 simplify and improve GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model) and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 is effective for periods beginning after December 15, 2015. ASU 2016-17 is effective for periods beginning after December 15, 2016. The adoption of these updates did not materially affect the Partnership's financial statements.

 NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of March 31, 2019 and 2018, the Partnership owned Local Limited Partnership interests in 2 Local Limited Partnerships, each of which owns or owned one Housing Complex consisting of an aggregate 106 apartment units, respectively. The respective Local General Partners of the Local Limited Partnerships manage the day to day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership.  The Partnership, as a limited partner, is generally entitled to 99.98%, as specified in the Local Limited Partnership Agreements, of the operating profits and losses, taxable income and losses, and Low Income Housing Tax Credits of the Local Limited Partnerships.

The Partnership's investments in Local Limited Partnerships as shown in the balance sheets at March 31, 2019 and 2018 are approximately $989,000 and $771,000, respectively, less than the Partnership's equity at the preceding December 31 as shown in the Local Limited Partnerships’ combined condensed financial statements presented below.  This difference is primarily due to unrecorded losses as discussed below, and acquisition, selection and other costs related to the acquisition of the investments which have been capitalized in the Partnership's investment account along with impairment losses recorded in the Partnership’s investment account.

At March 31, 2019 and 2018, the investment accounts for all of the Local Limited Partnerships have reached a zero balance. Consequently, a portion of the Partnership’s estimate of its share of income (losses) for the years ended March 31, 2019, 2018 and 2017, amounting to $230,000, ($88,000), and $13,000, respectively, have not been recognized.  As of March 31, 2019, the aggregate share of net loss from the remaining Local Limited Partnerships not recognized by the Partnership amounted to approximately $175,000.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

The financial information from the individual financial statements of the Local Limited Partnerships includes rental and interest subsidies. Rental subsidies are included in total revenues and interest subsidies are generally netted against interest expense. Approximate combined condensed financial information from the individual financial statements of the Local Limited Partnerships as of December 31 and for the years then ended is as follows:

COMBINED CONDENSED BALANCE SHEETS

	2018	2017
ASSETS

Buildings and improvements (net of accumulated depreciation as of December 31, 2018 and 2017 of $4,182,000 and $3,945,000, respectively)	$4,946,000	$5,184,000
Land	72,000	72,000
Other assets	980,000	648,000

Total assets	$5,998,000	$5,904,000

LIABILITIES

Mortgage loans payable	$4,409,000	$4,468,000
Due to related parties	13,000	21,000
Other liabilities	68,000	91,000

Total liabilities	4,490,000	4,580,000

PARTNERS’ EQUITY

WNC Housing Tax Credit Fund VI, L.P., Series 7	989,000	771,000
Other partners	519,000	553,000

Total partners’ equity	1,508,000	1,324,000

Total liabilities and partners’ equity	$5,998,000	$5,904,000

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

COMBINED CONDENSED STATEMENTS OF OPERATIONS

	2018	2017	2016

Revenues	$1,351,000	$1,018,000	$1,820,000

Expenses:
Operating expenses	733,000	715,000	1,051,000
Interest expense	150,000	152,000	339,000
Depreciation and amortization	238,000	239,000	417,000

Total expenses	1,121,000	1,106,000	1,807,000

Net income (loss)	$230,000	$(88,000)	$13,000

Net income (loss) allocable to the Partnership	$230,000	$(88,000)	$13,000

Net income (loss) recorded by the Partnership	$-	$-	$-

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies.  In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partners may be required to sustain operations of such Local Limited Partnerships.  If additional capital contributions are not made when they are required, the Partnership's investment in certain of such Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates for the following items:

(a)
An annual asset management fee equal to 0.2% of the Invested Assets of the Partnership, as defined.  “Invested Assets” means the sum of the Partnership’s investment in Local Limited Partnership interests and the Partnership’s allocable share of mortgage loans on and other debts related to the Housing Complexes owned by such Local Limited Partnerships. Asset management fees of $13,612, $15,000, and $24,323 were incurred during the years ended March 31, 2019, 2018 and 2017, respectively, of which $40,000, $108,608, and $100,000 were paid during the years ended March 31, 2019, 2018 and 2017, respectively. During the year ended March 31, 2019, the Partnership overpaid its asset management fees. The overpayment is reflected as prepaid asset management fees on the accompanying balance sheet.

(b)
The Partnership reimbursed the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership.  Operating expense reimbursements paid were $262,485, $104,316, and $42,318 during the years ended March 31, 2019, 2018 and 2017, respectively.

(c)
A subordinated disposition fee in an amount equal to 1% of the sales price of real estate sold.  Payment of this fee is subordinated to the limited partners receiving a return on investment (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort. No such fee was incurred for all the periods presented.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 3 - RELATED PARTY TRANSACTIONS, continued

The accrued fees and expenses due to the General Partner and affiliates consist of the following at:

	March 31,

	2019	2018
Expenses paid by the General Partner or an affiliate on behalf of the Partnership	$45,199	$53,637
Asset management fee payable	-	6,466

Total	$45,199	$60,103

At March 31, 2019 and 2018, $19,922 and $0, respectively, of asset management fees were prepaid and will be applied towards additional asset management fees incurred in subsequent periods.

The General Partner and/or its affiliates do not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of the future foreseeable working capital requirements of the Partnership.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 4 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the quarterly operations for the years ended March 31 (rounded):

	June 30	September 30	December 31	March 31

2019

Income	$19,000	$1,000	$-	$-

Operating expenses	54,000	155,000	38,000	14,000

Loss from operations	(35,000)	(154,000)	(38,000)	(14,000)

Net loss	(35,000)	(154,000)	(38,000)	(14,000)

Net loss available to Limited Partners	(34,000)	(154,000)	(38,000)	(14,000)

Net loss per Partnership Unit	(2)	(8)	(2)	(1)

	June 30	September 30	December 31	March 31

2018

Income	$-	$192,000	$-	$-

Operating expenses	11,000	30,000	52,000	22,000

Income (loss) from operations	(11,000)	162,000	(52,000)	(22,000)

Gain on sale of Local Limited Partnerships	-	499,000	18,000	-

Net income (loss)	(11,000)	661,000	(34,000)	(22,000)

Net income (loss) available to Limited Partners	(11,000)	660,000	(34,000)	(22,000)

Net income (loss) per Partnership Unit	(1)	35	(2)	(1)

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2019, 2018 and 2017

NOTE 4 - QUARTERLY RESULTS OF OPERATIONS (UNAUDITED), continued

	June 30	September 30	December 31	March 31

2017

Income	$9,000	$103,000	$-	$-

Operating expenses	(35,000)	(37,000)	(13,000)	(16,000)

Income (loss) from operations	(26,000)	66,000	(13,000)	(16,000)

Gain on sale of Local Limited Partnerships	-	-	35,000	64,000

Net income (loss)	(26,000)	66,000	22,000	48,000

Net income (loss) available to Limited Partners	(26,000)	66,000	22,000	48,000

Net income (loss) per Partnership Unit	(1)	4	1	2

 NOTE 5 - DUE FROM AFFILIATES, NET

At March 31, 2019 and 2018, loans receivable of $0 was due from one Local Limited Partnership, ACN Southern Hills II, L.P. (“Southern Hills”), in which the Partnership owned a 99.98% interest. The loan receivable was in the form of a 20-year promissory note, was subordinate to the first mortgage on the property, was due in full on August 30, 2022 and earned interest at a rate of 8% per annum. As of March 31, 2019, the full receivable had been reduced by a valuation allowance. Payments of $0, $0, and $5,912 were received during the years ended March 31, 2019, 2018 and 2017, respectively, and were included in other income on the statements of operations. During the year ended March 31, 2018, the loan was deemed to have been repaid in full with a payment of $65,244, which was included in the proceeds received from the sale of the underlying Housing Complex of Southern Hills and included in gain on sale of Local Limited Partnerships on the condensed statement of operations.

NOTE 6 – LEGAL PROCEEDINGS

In April 2017, the general partners (the “Pierce Street General Partners”) of Pierce Street Partners Limited Partnership (“Pierce Street”) filed a complaint for breach of contract against WNC Housing Tax Credit Fund VI, L.P. Series 7 (the “Partnership”) in the United States District Court, Northern District of Iowa. Before the Partnership could answer the complaint, the Pierce Street General Partners filed a notice of dismissal without prejudice, signed by the Court in June of 2017. The Pierce Street General Partners then refiled their complaint in State Court in July of 2017. Since that date, the parties propounded multiple rounds of discovery and served various motions. On May 24, 2019, the parties entered into a Settlement and Mutual Release Agreement (the “Agreement”), pursuant to which, the Partnership will convey its interest in Pierce Street to the Pierce Street General Partners (or an affiliate thereof) for a purchase price of $451,835.51. In order for the Agreement to be consummated, approval from U.S. Department of Housing and Urban Development is required for the transfer of the interest. The settlement will likely come to fruition during the third quarter of 2019.

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WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2019

		As of March 31, 2019		Initial Cost to Partnership			As of December 31, 2018
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date Land	Land	Building & Improvements	Cost Capitalized Subsequent to Acquisition	Mortgage Balances of Local Limited Partnerships	Land	Building & Improvements	Accumulated Depreciation	Net Book Value

Pierce Street Partners, L.P.	Sioux City, Iowa	$2,389,000	$2,389,000	$-	$7,086,000	$322,000	$3,066,000	$-	$7,408,000	$3,339,000	$4,069,000
Timberwolf Townhomes, L.P.	Deer River, Minnesota	469,000	469,000	72,000	1,707,000	13,000	1,343,000	72,000	1,720,000	843,000	949,000
		$2,858,000	$2,858,000	$72,000	$8,793,000	$335,000	$4,409,000	$ 72,000	$ 9,128,000	$ 4,182,000	$ 5,018,000

WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2019

	For the year ended December 31, 2018
Local Limited Partnership Name	Rental Income	Net Income (Loss)	Year Investment Acquired	Status	Estimated Useful Life (Years)

Pierce Street Partners, L.P.	$854,000	$245,000	2000	Completed	40

Timberwolf Townhomes, L.P.	168,000	(15,000)	2001	Completed	40

	$1,022,000	$230,000

WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2018

		As of March 31, 2019		Initial Cost to Partnership			As of December 31, 2018
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Land	Building & Improvements	Cost Capitalized Subsequent to Acquisition	Mortgage Balances of Local Limited Partnerships Land	Land	Building & Improvements	Accumulated Depreciation	Net Book Value

Pierce Street Partners, L.P.	Sioux City, Iowa	$2,389,000	$2,389,000	$-	$7,086,000	$322,000	$3,122,000	$-	$7,408,000	$3,143,000	$4,265,000
Timberwolf Townhomes, L.P.	Deer River, Minnesota	469,000	469,000	72,000	1,707,000	13,000	1,346,000	72,000	1,720,000	801,000	991,000
		$2,858,000	$2,858,000	$72,000	$8,793,000	$335,000	$4,468,000	$72,000	$9,128,000	$3,944,000	$5,256,000

WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2018

	For the year ended December 31, 2017
Local Limited Partnership Name	Rental Income	Net Loss	Year Investment Acquired	Status	Estimated Useful Life (Years)

Pierce Street Partners, L.P.	832,000	(45,000)	2000	Completed	40

Timberwolf Townhomes, L.P.	162,000	(43,000)	2001	Completed	40

	$994,000	$(88,000)

WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2017

		As of March 31, 2017		Initial Cost to Partnership			As of December 31, 2016
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Land	Building & Improvements	Cost Capitalized Subsequent to Acquisition	Mortgage Balances of Local Limited Partnerships	Land	Building & Improvements	Accumulated Depreciation	Net Book Value
ACN Southern Hills Partners II, L.P.	Oskaloosa, Oklahoma	$1,284,000	$1,284,000	$120,000	$2,021,000	$42,000	$409,000	$120,000	$2,063,000	$1,232,000	$951,000

Hickory Lane Partners, L.P. (1)	Sioux City, Iowa	N/A	N/A	129,000	3,875,000	189,000	2,844,000	129,000	4,064,000	1,530,000	2,663,000

Pierce Street Partners, L.P.	Sioux City, Iowa	2,389,000	2,389,000	-	7,086,000	273,000	3,175,000	-	7,359,000	2,948,000	4,411,000

Timberwolf Townhomes, L.P.	Deer River, Minnesota	469,000	469,000	72,000	1,707,000	13,000	1,349,000	72,000	1,720,000	757,000	1,035,000

		$4,142,000	$4,142,000	$321,000	$14,689,000	$517,000	$7,777,000	$321,000	$15,206,000	$6,467,000	$9,060,000

(1) The Local Limited Partnership was disposed of subsequent to December 31, 2016, but as of March 31, 2017.

WNC Housing Tax Credit Fund VI, L.P., Series 7
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2017

	For the year ended December 31, 2016
Local Limited Partnership Name	Rental Income	Net Income (Loss)	Year Investment Acquired	Status	Estimated Useful Life (Years)

ACN Southern Hills Partners II, L.P.	$198,000	$(60,000)	2000	Completed	27.5

Hickory Lane Partners, L.P. (1)	521,000	71,000	2000	Completed	40

Pierce Street Partners, L.P.	829,000	46,000	2000	Completed	40

Timberwolf Townhomes, L.P.	147,000	(44,000)	2001	Completed	40

	$1,695,000	$13,000

(1)
The Local Limited Partnership was disposed of subsequent to December 31, 2016, but as of March 31, 2017.

Page intentionally left blank

ANNEX C - QUARTERLY FINANCIAL INFORMATION

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

CONDENSED BALANCE SHEETS
(Unaudited)

	June 30, 2019	March 31, 2019

Assets

Cash and cash equivalents	$447,211	$501,793
Investments in Local Limited Partnerships, net (Note 2)	-	-
Prepaid asset management fees	16,519	19,922
Other assets	9,000	9,000

Total Assets	$472,730	$530,715

LIABILITIES AND PARTNERS' EQUITY

Liabilities:
Accrued fees and expenses due to General Partner and Affiliates (Note 3)	$9,004	$45,199

Total Liabilities	9,004	45,199

Partners’ Equity:
General Partner	127,160	127,182
Limited Partners (25,000 Partnership Units authorized; 18,728 and 18,738 Partnership Units issued and outstanding, respectively)	336,566	358,334

Total Partners’ Equity	463,726	485,516

Total Liabilities and Partners’ Equity	$472,730	$530,715

See accompanying notes to condensed financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

CONDENSED STATEMENTS OF OPERATIONS

For the Three Months Ended June 30, 2019 and 2018
(Unaudited)

	2019	2018
	Three Months	Three Months

Operating income:
Reporting fees	$-	$7,500
Distribution income	-	11,821

Total operating income	-	19,321

Operating expenses:
Asset management fees (Note 3)	3,403	3,403
Legal and accounting fees	14,444	45,580
Write-off of other assets	-	375
Other expenses	4,063	4,674

Total operating expenses	21,910	54,032

Loss from operations	(21,910)	(34,711)

Interest income	120	189

Net loss	$(21,790)	$(34,522)

Net loss allocated to:
General Partner	$(22)	$(35)

Limited Partners	$(21,768)	$(34,487)

Net loss per Partnership Unit	$(1)	$(2)

Outstanding weighted Partnership Units	18,728	18,795

See accompanying notes to condensed financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

CONDENSED STATEMENTS OF OPERATIONS

For the Three Months Ended June 30, 2019 and 2018
(Unaudited)

	General	Limited
	Partner	Partners	Total

Partners’ equity at March 31, 2019	$127,182	$358,334	$485,516

Net loss	(22)	(21,768)	(21,790)

Partners’ equity at June 30, 2019	$127,160	$336,566	$463,726

See accompanying notes to condensed financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

CONDENSED STATEMENTS OF CASH FLOWS

For the Three Months Ended June 30, 2019 and 2018
(Unaudited)

	2019	2018

Cash flows from operating activities:
Net loss	$(21,790)	$(34,522)
Adjustments to reconcile net loss to net
cash used in operating activities:
Decrease in prepaid asset management fees	3,403	-
Decrease in other assets	-	375
Decrease in accrued fees and expenses due to
General Partner and affiliates	(36,195)	(8,731)

Net cash used in operating activities	(54,582)	(42,878)

Net decrease in cash and cash equivalents	(54,582)	(42,878)

Cash and cash equivalents, beginning of period	501,793	785,098

Cash and cash equivalents, end of period	$447,211	$742,220

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Taxes paid	$-	$-

See accompanying notes to condensed financial statements

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying condensed unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q for quarterly reports under Section 13 or 15(d) of the Securities Exchange Act of 1934. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended June 30, 2019 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2020. For further information, refer to the financial statements and footnotes thereto included in the Partnership's annual report on Form 10-K for the fiscal year ended March 31, 2019.

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 7 (the "Partnership"), is a California Limited Partnership formed on June 16, 1997 under the laws of the State of California and commenced operations on September 3, 1999. The Partnership was formed to acquire limited partnership interests in other limited partnerships (“Local Limited Partnerships”) which own multi-family housing complexes (“Housing Complexes”) that are eligible for Federal low income housing tax credits (“Low Income Housing Tax Credits”). The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complexes. Each Local Limited Partnership is governed by its agreement of limited partnership (the “Local Limited Partnership Agreement”).

The general partner of the Partnership is WNC & Associates, Inc., a California corporation (“Associates” or the “General Partner”). The chairman and president of Associates own all of the outstanding stock of Associates. The business of the Partnership is conducted primarily through Associates, as the Partnership has no employees of its own.

The Partnership shall continue in full force and effect until December 31, 2060 unless terminated prior to that date pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership, and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes, of the partners.

The Partnership Agreement authorized the sale of up to 25,000 units of limited partnership interests (“Partnership Units”) at $1,000 per Partnership Unit. The offering of Partnership Units has concluded and 18,850 Partnership Units, representing subscriptions in the amount of $18,828,790, net of dealer discounts of $21,210 had been accepted. The General Partner has a 0.1% interest in operating profits and losses, taxable income and losses, cash available for distribution from the Partnership and Low Income Housing Tax Credits of the Partnership. The investors (the “Limited Partners”) will be allocated the remaining 99.9% of these items in proportion to their respective investments. As of June 30, 2019 and March 31, 2019, 18,728 and 18,738 Partnership Units remain outstanding, respectively.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The proceeds from the disposition of any of the Local Limited Partnerships Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement. Any remaining proceeds will then be paid to the Partnership. The sale of a Housing Complex may be subject to other restrictions and obligations. Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex. Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership. Should such distributions occur, the Limited Partners will be entitled to receive distributions equal to their capital contributions and their return on investment (as defined in the Partnership Agreement) and the General Partner would then be entitled to receive proceeds equal to its capital contributions from the remainder. Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks. These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments. Some of those risks include the following:

The Low Income Housing Tax Credits rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction. Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners. Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives. Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years (the “Compliance Period”), the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or a non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations. Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken. The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar Housing Complexes, and neighborhood conditions, among others.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to Limited Partners could be reduced if the IRS were successful in such a challenge.

The alternative minimum tax could reduce tax benefits from an investment in the Partnership. Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

All of the Low Income Housing Tax Credits anticipated to be realized from the Local Limited Partnerships have been realized. The Partnership does not anticipate being allocated any Low Income Housing Tax Credits from the Local Limited Partnerships in the future. Until all Local Limited Partnerships have completed the 15 year Low Income Housing Tax Credit Compliance Period, risks exist for potential recapture of prior Low Income Housing Tax Credits received.

Substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates. Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership. The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits. The initial programs have completed their Compliance Periods.

Upon the sale of a Local Limited Partnership or Housing Complex after the end of the Compliance Period, there would be no recapture of Low Income Housing Tax Credits. A sale prior to the end of the Compliance Period could result in recapture if certain conditions are not met. The remaining Local Limited Partnerships have completed their Compliance Periods as of June 30, 2019.

With that in mind, the General Partner is continuing its review of the Housing Complexes, with special emphasis on the more mature Housing Complexes such as any that have satisfied the IRS compliance requirements. The review considers many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or syndication, the Partnership expects to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership as Low Income Housing Tax Credits are no longer available. Local Limited Partnership interests may be disposed of any time by the General Partner in its discretion. While liquidation of the Housing Complexes continues to be evaluated, the dissolution of the Partnership was not imminent as of June 30, 2019.

Upon management of the Partnership identifying a Local Limited Partnership for disposition, costs incurred by the Partnership in preparation for the disposition are deferred. Upon the sale of the Local Limited Partnership interest, the Partnership nets the costs that had been deferred against the proceeds from the sale in determining the gain or loss on sale of the Local Limited Partnership. Deferred disposition costs are included in other assets on the condensed balance sheets.

As of March 31, 2019, the Partnership sold its Local Limited Partnership interest in Stroud Housing Associates, L.P., Lake Village Apartments, L.P., Ozark Properties III, Tahlequah Properties IV, Red Oaks Estates, 2nd Fairhaven, LLC, School Square Limited Partnership, United Development LP 2000, Montrose Country Estates LDHA LP, Hickory Lane Partners, L.P. and ACN Southern Hills Partners II.

As of June 30, 2019, the Partnership has identified the following Local Limited Partnerships for possible disposition:

Local Limited Partnership	Debt at 12/31/2018	Appraisal value	Estimated sales price	Estimated sales expenses	Estimated sale date

Timberwolf Townhomes Limited Partnership	$1,343,170	$425,000	(*)	$0	(*)

Pierce Street Partners Limited Partnership	$3,065,955	$4,845,000	$451,836	$9,000	(*)

(*) Estimated sales price and estimated sale date have not yet been determined.

The Compliance Period for these Local Limited Partnerships has expired so there is no risk of recapture to the investors.

The proceeds from the disposition of any of the Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement. Any remaining proceeds will be paid to the Partners of the Local Limited Partnership, including the Partnership, in according to the terms of the particular Local Limited Partnership Agreement. The sale may be subject to other obligations and restrictions. Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complexes. Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership, as the proceeds would be used first to pay Local Limited Partnership’s obligations and funding reserves.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Method of Accounting for Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable. Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and any estimated residual value to the Partnership. If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment account and were being amortized over 30 years (see Note 2).

“Equity in losses of Local Limited Partnerships” for the periods ended June 30, 2019 and 2018 has been recorded by the Partnership. Management’s estimate for the three-month periods is based on either actual unaudited results reported by the Local Limited Partnerships or historical trends in the operations of the Local Limited Partnerships. Equity in losses of Local Limited Partnerships allocated to the Partnership are not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships reported net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended (see Note 2).

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership's interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership's balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership's exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Distributions received from the Local Limited Partnerships are accounted for as a reduction of the investment balance.  Distributions received after the investment has reached zero are recognized as distribution income. As of all periods presented, all investment balances in Local Limited Partnerships had reached zero.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. As of June 30, 2019 and March 31, 2019, the Partnership had $447,211 and $501,793 of cash equivalents, respectively.

Reporting Comprehensive Income

The Partnership had no items of other comprehensive income for all periods presented.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2016 remain open.

Net Loss per Partnership Unit

Net loss per Partnership Unit includes no dilution and is computed by dividing loss allocated to Limited Partners by the weighted average number of Partnership Units outstanding during the period. Calculation of diluted net loss per Partnership Unit is not required.

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships. The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships. Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Impact of Recent Accounting Pronouncements

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”. In addition, in October 2016, the FASB issued ASU No. 2016-17, “Consolidation (Topic 810): Interests Held Through Related Parties That Are Under Common Control”, to provide further clarification guidance to ASU No. 2015-02. This will improve certain areas of consolidation guidance for reporting organizations that are required to evaluate whether to consolidate certain legal entities such as limited partnerships, limited liability corporations and securitization structures. ASU 2015-02 and ASU 2016-17 simplifies and improves GAAP by: eliminating the presumption that a general partner should consolidate a limited partnership, eliminating the indefinite deferral of FASB Statement No. 167, thereby reducing the number of Variable Interest Entity (VIE) consolidation models from four to two (including the limited partnership consolidation model) and clarifying when fees paid to a decision maker should be a factor to include in the consolidation of VIEs. ASU 2015-02 is effective for periods beginning after December 15, 2015. ASU 2016-17 is effective for periods beginning after December 15, 2016. The adoption of these updates did not materially affect the Partnership's financial statements.

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of June 30, 2019 and March 31, 2019, the Partnership owned Local Limited Partnership interests in 2 Local Limited Partnerships, each of which owns one Housing Complex consisting of an aggregate of 106 apartment units. The Local General Partners of the Local Limited Partnerships manage the day to day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership. The Partnership, as a Limited Partner, is generally entitled to 99.98%, as specified in the Local Limited Partnership Agreements, of the operating profits and losses, taxable income and losses, and Low Income Housing Tax Credits of the Local Limited Partnerships.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

Selected financial information for the three months ended June 30, 2019 and 2018 from the unaudited combined condensed financial statements of the Local Limited Partnerships in which the Partnership has invested is as follows:
COMBINED CONDENSED STATEMENTS OF OPERATIONS
	2019	2018

Revenues	$337,000	$255,000

Expenses:
Interest expense	37,000	38,000
Depreciation and amortization	59,000	60,000
Operating expenses	183,000	179,000
Total expenses	279,000	277,000

Net income (loss)	$58,000	(22,000)
Net income (loss) allocable to the Partnership	$57,000	$(22,000)
Net income (loss) recorded by the Partnership	$-	$-

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership may be required to sustain operations of such Local Limited Partnerships. If additional capital contributions are not made when they are required, the Partnership's investments in certain of such Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended June 30, 2019
(Unaudited)

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates the following fees:

a)
An annual asset management fee equal to 0.2% of the invested assets of the Partnership, as defined. “Invested Assets” means the sum of the Partnership’s investment in Local Limited Partnership interests and the Partnership’s allocable share of mortgage loans on and other debts related to the Housing Complexes owned by such Local Limited Partnerships. Asset management fees of $3,403 was incurred during each of the three months ended June 30, 2019 and 2018.

b)
A subordinated disposition fee in an amount equal to 1% of the sales price of real estate sold. Payment of this fee is subordinated to the Limited Partners receiving a return on investment (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort. No such fee was incurred for all the periods presented.

c)
The Partnership reimburses the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements paid were $54,702 and $62,389 during the three months ended June 30, 2019 and 2018, respectively.

The accrued fees and expenses due to the General Partner and affiliates consisted of the following at:

	June 30, 2019	March 31, 2019
Expenses paid by the General Partner or affiliates on behalf of the Partnership	$9,004	$45,199

Total	$9,004	$45,199

At June 30, 2019 and March 31, 2019, $16,519 and $19,922, respectively, of asset management fees were prepaid and will be applied towards additional asset management fees incurred in subsequent periods.

The General Partner and affiliates do not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of future foreseeable working capital requirements of the Partnership.

NOTE 4 – LEGAL PROCEEDINGS

In April 2017, the general partners (the “Pierce Street General Partners”) of Pierce Street Partners Limited Partnership (“Pierce Street”) filed a complaint for breach of contract against WNC Housing Tax Credit Fund VI, L.P. Series 7 (the “Partnership”) in the United States District Court, Northern District of Iowa. Before the Partnership could answer the complaint, the Pierce Street General Partners filed a notice of dismissal without prejudice, signed by the Court in June of 2017. The Pierce Street General Partners then refiled their complaint in State Court in July of 2017. Since that date, the parties propounded multiple rounds of discovery and served various motions. On May 24, 2019, the parties entered into a Settlement and Mutual Release Agreement (the “Agreement”), pursuant to which, the Partnership will convey its interest in Pierce Street to the Pierce Street General Partners (or an affiliate thereof) for a purchase price of $451,836. In order for the Agreement to be consummated, approval from U.S. Department of Housing and Urban Development is required for the transfer of the interest. The settlement will likely come to fruition during the third quarter of 2019.

MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

With the exception of the discussion regarding historical information, this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other discussions elsewhere in this Form 10-Q contain forward looking statements. Such statements are based on current expectations subject to uncertainties and other factors which may involve known and unknown risks that could cause actual results of operations to differ materially from those projected or implied. Further, certain forward-looking statements are based upon assumptions about future events which may not prove to be accurate.

Risks and uncertainties inherent in forward looking statements include, but are not limited to, the Partnership’s future cash flows and ability to obtain sufficient financing, level of operating expenses, conditions in the Low Income Housing Tax Credit property market and the economy in general, as well as legal proceedings. Historical results are not necessarily indicative of the operating results for any future period.

Subsequent written and oral forward looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by cautionary statements in this Form 10-Q and in other reports filed with the Securities and Exchange Commission.

The following discussion and analysis compares the results of operations for the three months ended June 30, 2019 and 2018, and should be read in conjunction with the condensed unaudited financial statements and accompanying notes included within this report.

Financial Condition

The Partnership’s assets at June 30, 2019 consisted of $447,000 in cash and cash equivalents, $17,000 in prepaid asset management fees, and $9,000 in other assets. Liabilities at June 30, 2019 consisted of $9,000 of accrued fees and expenses payable to the General Partner and affiliates.

Results of Operations

Three Months Ended June 30, 2019 Compared to Three Months Ended June 30, 2018. The Partnership’s net loss for the three months ended June 30, 2019 was $22,000, reflecting a decrease of $13,000 from the $35,000 net loss for the three months ended June 30, 2018. The Partnership received $19,000 of distribution income and reporting fees during the three months ended June 30, 2018 compared to no payments received during the three months ended June 30, 2019. Distribution income and reporting fees vary depending on when the Local Limited Partnerships’ cash flows will allow for the payment. Legal and accounting fees decreased by $31,000 for the three months ended June 30, 2019 compared to the three months ended June 30, 2018 due to legal expenses incurred for Local Limited Partnership and its General Partner as discussed in Item 1. Legal Proceedings, and the timing of the annual audit and tax return preparation fees billed.

Liquidity and Capital Resources

Three Months Ended June 30, 2019 Compared to Three Months Ended June 30, 2018. The net decrease in cash and cash equivalents during the three months ended June 30, 2019 was $55,000 compared to a net decrease in cash and cash equivalents for the three months ended June 30, 2018 of $43,000. The change was due to $19,000 less of distribution income and reporting fees received for the three months ended June 30, 2019 compared to June 30, 2018 as discussed above. In addition, the Partnership paid $55,000 of operating advances to the General Partner or affiliates during the three months ended June 30, 2019 compared to $62,000 paid during the three months ended June 30, 2018. The reimbursement of operating expenses and asset management fees are paid after management reviews the cash position of the Partnership.

During the three months ended June 30, 2019, accrued payables, which consist primarily of related party asset management fees and advances due to the General Partner, decreased by approximately $36,000. The General Partner does not anticipate that these accrued fees and advances will be paid until such time as capital reserves are in excess of foreseeable working capital requirements of the Partnership.
.

PRELIMINARY MATERIALS

WNC Housing Tax Credit Fund VI, L.P., Series 7 (the “Partnership”) Solicited by the General Partner on behalf of the Partnership.
CONTROL ID:
REQUEST ID:

ABC HOLDER 400 MY STREET CHICAGO, IL 60605
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice for Action by Written Consent and the Consent Solicitation Statement of the Partnership dated ___________, 2019 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 p.m. (Pacific Time), on the earlier of the date on which Limited Partners approve the Proposal, or ___________, 2019, unless the solicitation period is extended by the General Partner in its sole discretion (“Expiration Date”). The undersigned, as record holder of ____ units of limited partnership interest in the Partnership, hereby takes the following actions with respect to all the units of limited partnership interest in the Partnership held by him, her or it as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

CONSENT VOTING INSTRUCTIONS
If you vote by fax or internet, please DO NOT mail your Consent Card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/NF67. Have this proxy card in hand when you access the website and follow the instructions to create an electronic voting instruction form.
	PHONE:	1-866-752-VOTE(8683)

WNC Housing Tax Credit Fund VI, L.P., Series 7 (the “Partnership”)	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposals		FOR	AGAINST	ABSTAIN
PROPOSAL:

	To sell the last of the Partnership’s investment assets.	☐	☐	☐
CONTROL ID:
REQUEST ID:

This Written Consent, when properly executed and returned to the Partnership, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR THE PROPOSAL. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)